                                                                 EXHIBIT NO 10.2



                     SIXTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST











                      ORIGINAL EFFECTIVE DATE OF THE PLAN:

                                  June 1, 1987


                             GENERAL EFFECTIVE DATE
                                     OF THE
                  SIXTH AMENDMENT AND RESTATEMENT OF THE PLAN:

                                 January 1, 1989


                                 PLAN YEAR END:

                                    May 31st

                     SIXTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                                TABLE OF CONTENTS

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ARTICLE I.    Definitions.................................................    2
   1.1        "Account"...................................................    2
   1.2        "Act".......................................................    2
   1.3        "Administrative Committee"..................................    2
   1.4        "Affiliated Company"........................................    2
   1.5        "Aggregate Account".........................................    3
   1.6        "Annual Addition"...........................................    3
   1.7        "Authorized Leave of Absence"...............................    3
   1.8        "Beneficiary"...............................................    4
   1.9        "Break-in-Service"..........................................    4
   1.10       "Code"......................................................    5
   1.11       "Considered Compensation"...................................    6
   1.12       "Determination Date"........................................    8
   1.13       "Effective Date"............................................    8
   1.14       "Employee"..................................................    8
   1.15       "Employee Stock Ownership Plan".............................    8
   1.16       "Employer"..................................................    9
   1.17       "Employer Contribution".....................................    9
   1.18       "Employer Real Property"....................................    9
   1.19       "Employer Stock"............................................    9
   1.20       "Entry Date"................................................    9
   1.21       "Family Member,"............................................    9
   1.22       "Forfeiture"................................................    9
   1.23       "Hour of Service"...........................................    9
   1.24       "Key Employee"..............................................   10
   1.25       "Marketable Obligation".....................................   12
   1.26       "Member"....................................................   13
   1.27       "Non-Key Employee"..........................................   13
   1.28       "Plan"......................................................   13
   1.29       "Plan Year".................................................   13
   1.30       "Qualifying Employer Real Property".........................   14
   1.31       "Qualifying Employer Security"..............................   14
   1.32       "Retired Member"............................................   14
   1.33       "Signatory Company".........................................   14
   1.34       "Total Permanent Disability"................................   14
   1.35       "Transferred"...............................................   15
   1.36       "Trust".....................................................   15
   1.37       "Trust Fund"................................................   15
   1.38       "Trustee"...................................................   15
   1.39       "Year of Service"...........................................   15

ARTICLE II.   Employees Entitled to Participate...........................   16
   2.1        Eligibility to Participate..................................   16
   2.2        Inactive Status.............................................   17
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   2.3         Participation and Service Upon Reemployment................   17
   2.4         Full Participation.........................................   18
   2.5         Transferred Employee.......................................   20
   2.6         Certification to Trustee...................................   20
   2.7         Notice to Employees........................................   21

ARTICLE III.   Contributions..............................................   21
   3.1         Employer Contributions.....................................   21
   3.2         Limitation on Amount.......................................   22
   3.3         Form of Employer Contributions and
               Time of Payment............................................   22
   3.4         Prohibition Against Reversion..............................   23

ARTICLE IV.    Allocation to Accounts.....................................   23
   4.1         Certification by the Signatory Company.....................   23
   4.2         Separate Account Maintained for Each Member................   24
   4.3         Allocation of Employer Contributions
               and Forfeitures to Members' Accounts.......................   24
   4.4         Annual Allocation of Trust Fund Income.....................   26
   4.5         Annual Valuation of Trust Fund.............................   27
   4.6         Special Allocation Upon Termination,
               Partial Termination or Complete
               Discontinuance of Employer Contributions...................   27
   4.7         Entry of Adjustments to Each
               Member's Account...........................................   28
   4.8         Accounts for Transferred Members...........................   28
   4.9         Rights in Trust Assets.....................................   29

ARTICLE V.     Limitations on Annual Additions............................   29
   5.1         Limitation Under this Plan.................................   29
   5.2         Limitation in Event of Member's
               Participation in Defined Benefit Plan
               and Defined Contribution Plan..............................   29
   5.3         Disposition of Excessive Annual Additions..................   31
   5.4         Combining of Plans.........................................   31
   5.5         Transition Fraction........................................   32
   5.6         Right of Reversion.........................................   33

ARTICLE VI.    Retirement and Designation of Beneficiary..................   33
   6.1         Normal Retirement Age......................................   33
   6.2         Designation of Beneficiary.................................   34

ARTICLE VII.   Vesting of Members' Interests..............................   36
   7.1         Vesting....................................................   36
   7.2         Death......................................................   37
   7.3         Retirement.................................................   38
   7.4         Disability.................................................   39
   7.5         Termination of Employment..................................   40
   7.6         Disposition of Unvested Amounts............................   42
   7.7         Hardship Distribution......................................   42



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   7.8         Circumstances Rendering Vesting
               Schedule Inapplicable.....................................    43

ARTICLE VIII.  Claims for Plan Benefits..................................    44
   8.1         Application for Benefits..................................    44
   8.2         Processing of Claim.......................................    45
   8.3         Notification to Claimant of Decision......................    45
   8.4         Review Procedure..........................................    46
   8.5         Decision on Review........................................    47
   8.6         Disputed Benefits.........................................    47

ARTICLE IX.    Distributions from Trust Funds............................    47
   9.1         Occasions for Distributions...............................    47
   9.2         Consent to Distribution; Special Rules
               Upon Reemployment.........................................    48
   9.3         Manner of Distributions...................................    49
   9.4         Time of Distributions.....................................    51
   9.5         Mandatory Distributions...................................    51
   9.6         Distribution to Minors or Persons
               under Disability..........................................    53
   9.7         Interest of Spouse of Member in the
               Event of Divorce..........................................    53
   9.8         Form of Distributions.....................................    54
   9.9         Restrictions on Distributed Stock of
               Signatory Companies and Their Affiliated
               Companies Which is not Publicly Traded....................    55
   9.10        Put Option................................................    58
   9.11        Direct Rollover of Distribution...........................    61
   9.12        Missing Participant.......................................    62

ARTICLE X.     Top Heavy Provisions......................................    63
  10.1         Determination of Top Heavy Plan Status....................    63
  10.2         Determination of Super Top Heavy
               Plan Status...............................................    64
  10.3         Aggregate Accounts........................................    64
  10.4         Aggregation Group.........................................    65
  10.5         Top Heavy Plan Requirements...............................    66
  10.6         Allocations to Non-Key Employees..........................    66

ARTICLE XI.    Other Qualified Plans.....................................    68
  11.1         Transfers from Other Qualified Plans......................    68
  11.2         Transfers to Other Qualified Plans........................    69

ARTICLE XII.   Administrative Committee..................................    70
  12.1         Appointment, Resignation and Removal......................    70
  12.2         Rights, Powers and Authority..............................    71
  12.3         Administration............................................    72
  12.4         Annual Audit of Plan......................................    73
  12.5         Chairman and Secretary....................................    74
  12.6         Quorum and Voting Majority................................    74
  12.7         Limitation on Voting......................................    74


                                       iii
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  12.8              Delegation of Rights, Powers and Duties..............    75
  12.9              Liability............................................    75
  12.10             Compensation and Expense.............................    75
  12.11             Bonds................................................    76
  12.12             Indemnity............................................    76
  12.13             Reporting and Disclosure.............................    77
  12.14             Annual Statement to Members..........................    78
  12.15             Signatory Company to Supply Information..............    78
  12.16             Valuation of Employer Stock..........................    78

ARTICLE XIII.       Trustee..............................................    79
  13.1              Acceptance and Holding of Funds......................    79
  13.2              Responsibility for Actions...........................    79
  13.3              Resolutions of Board of Directors....................    81
  13.4              Judicial Protection..................................    81
  13.5              Dealings with Third Parties..........................    81
  13.6              Annual Accounting by Trustee.........................    82
  13.7              Preparation of Annual Statements to Members..........    83
  13.8              Resignation of Trustee...............................    83
  13.9              Removal of Trustee...................................    83
  13.10             Appointment of Successor Trustee.....................    84
  13.11             Trustee's Compensation and Expenses..................    84
  13.12             Bonds................................................    85
  13.13             Indemnity............................................    86
  13.14             Voting of Employer Stock.............................    87

ARTICLE XIV.        Investment Powers of Trustee.........................    88
  14.1              Standards; Prudent Man Rule..........................    88
  14.2              The Investment Committee or Investment
                    Manager..............................................    88
  14.3              Powers of the Trustee................................    90
  14.4              Prohibited Transactions..............................    95

ARTICLE XV.         Loans to Members.....................................    97
  15.1              No Plan Loans........................................    97

ARTICLE XVI.        Amendment and Termination............................    97
  16.1              Amendment  General...................................    97
  16.2              Amendments Necessary to Comply with
                    Intentions of Signatory Companies....................    99
  16.3              Termination with Respect to Signatory
                    Company..............................................    99
  16.4              Continuation of Plan and Trust by Successor..........   101

ARTICLE XVII.       Continuance of Plan by Successor.....................   101
  17.1              Adoption of Plan by Successor........................   101

ARTICLE XVIII.      Merger of Plan or Transfer of Plan Assets............   101
  18.1              Transfer, Consolidation or Merger with
                    Another Plan.........................................   101
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                                       iv
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ARTICLE XIX.   Adoption of Plan by a Signatory Company..................     102
  19.1         Method of Adoption.......................................     102
  19.2         Withdrawal from the Plan.................................     103

ARTICLE XX.    Recovery of Employer Contributions.......................     104
  20.1         Initial Approval By Internal Revenue
               Service..................................................     104
  20.2         Employer Contributions Conditioned Upon
               Deductibility............................................     105
  20.3         Limitations..............................................     105

ARTICLE XXI.   Miscellaneous............................................     106
  21.1         Plan is a Voluntary Undertaking by the
               Signatory Company........................................     106
  21.2         Benefit Provided Solely by the Trust Fund................     106
  21.3         Nonalienation............................................     106
  21.4         Applicable Law...........................................     108
  21.5         Construction.............................................     108
  21.6         Reference to Code or Act Sections........................     108
  21.7         Binding Agreement........................................     109
  21.8         No Joint Venture Implied.................................     109
  21.9         Copies of Plan Available.................................     109
  21.10        Titles and Headings......................................     109
  21.11        Counterparts.............................................     109
  21.12        Severability.............................................     110
  21.13        Agent for Service of Legal Process.......................     110
  21.14        Withholding; Reports.....................................     110
  21.15        Single Plan..............................................     110
  21.16        Acceptance...............................................     110

                     SIXTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

         THIS SIXTH AMENDMENT AND RESTATEMENT of the Team, Inc. Employee Stock Ownership Plan and Trust (hereinafter sometimes called the "Plan" and "Trust") is made this the 15th day of April, 1996, to be effective as of the 1st day of June, 1989 unless otherwise indicated below, by and between Team, Inc. (hereinafter sometimes called "Corporation"), of Houston, Texas and Texas Commerce Bank, National Association (hereinafter sometimes called "Trustee"), of Houston, Texas:

                              W I T N E S S E T H:

         WHEREAS, on April 26, 1988 the Corporation previously adopted the Plan and Trust for the sole and exclusive benefit of its Employees and their Beneficiaries, effective June 1, 1987; and

         WHEREAS, the Plan was previously amended on November 23, 1988, such amendment to be effective as of June 1, 1987; and amended effective on June 1, 1987; and amended May 30, 1989, effective May 31, 1989; and amended on December 31, 1991, effective December 31, 1991; and amended and restated on November 18, 1994, effective generally June 1, 1989; and

         WHEREAS, the Corporation, through the action of its Board of Directors, wishes to amend and restate the Plan and Trust effective the date set forth above so it may continue to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (including UCA '92 and OBRA '93); and

         WHEREAS, the Corporation wishes to amend and restate the Plan in order to make certain technical changes requested by the IRS for issuance of a favorable determination letter;

         NOW, THEREFORE, pursuant to the provisions of Article XVI, Section 16.1 of the Plan, the Plan is hereby amended and restated as follows:

                                   ARTICLE I.

                                   Definitions

         Unless the context reasonably requires a broader, narrower or different meaning, as used herein the following words and phrases shall have the meanings set forth below:

         1.1 "Account" means, with respect to a Member, the one of several ledger accounts maintained by the Trustee showing such Member's interest in the Trust Fund.

         1.2 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.3 "Administrative Committee" means the committee appointed by the Corporation to administer the Plan hereby amended and restated.

         1.4 "Affiliated Company" or "Affiliated Companies" means a corporation or other organization which is a member of any controlled group of corporations, trades or businesses (as defined in Sections 414(b) and 414(c) of the Code, except that the phrase "fifty percent (50%) or more" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code) or is a member of an affiliated service group (as defined in Section 414(m) of the Code).

         1.5 "Aggregate Account" means, with respect to each Member, the value of the Account maintained on behalf of such Member, including all amounts attributable to Employer Contributions and Member contributions.

         1.6 "Annual Addition" means as to any Member the sum for any "limitation year" of (a) Employer Contributions, (b) Forfeitures, (c) Employee contributions as determined under Sections 415(c)(2), 415(l) and 419A(d)(2) of the Code, (d) amounts allocated after March 31, 1984 to an individual medical account as defined in Section 415(1)(2) of the Code which is part of a pension or annuity plan maintained by the Employer and (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by the Employer. The percentage limitation referred to in Article V, Section 5.1(b) shall not apply to: (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an "Annual Addition", or (2) any amount otherwise treated as an "Annual Addition" under
Section 415(l)(1) of the Code.

         1.7 "Authorized Leave of Absence" means the following periods of absence:

             (a) Absence due to accident, sickness or pregnancy as long as the Employee is continued on the employment rolls of the Signatory Company and remains eligible to return to work upon his recovery;

             (b) Absence due to membership in the Armed Forces of the United States (but if such absence is not pursuant to orders issued by the Armed Forces of the United States, only if with the consent of the Signatory Company) provided that each such Employee shall apply for reinstatement in the employment of the Signatory Company within ninety
         (90) days after honorable discharge or after release to inactive duty, as the case may be; or

             (c) Absence due to an approved leave of absence granted by a Signatory Company pursuant to established practices applied in a consistent and nondiscriminatory manner, provided each such Employee shall, prior to the expiration of such leave of absence, apply for reinstatement in the employment of the Signatory Company.

         1.8 "Beneficiary" or "Beneficiaries" means such natural person or persons, or trustee of a trust for the benefit of a natural person or persons, as may be determined pursuant to the provisions of Article VI, Section 6.2 hereof. For purposes of determining whether the Plan is a Top Heavy Plan, a Beneficiary of a deceased member shall be considered as either a Key Employee or a Non-Key Employee, depending upon whether such deceased Member was classified as a Key Employee or Non-Key Employee.

         1.9 "Break-in-Service" with respect to an Employee means any Plan Year during which such Employee completes five hundred (500) or fewer Hours of Service as defined in Section 1.23 hereof. Solely for the purpose of determining whether a Member has incurred a one-year Break-in-Service, Hours of Service shall be recognized for "maternity and paternity leaves of absence." A "maternity or paternity leave of absence" shall mean, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a one-year Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrative Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed Five Hundred One (501). No Hours of Service will be credited for a "maternity or paternity leave of absence" unless the Employee furnishes to the Administrative Committee such timely information as it may reasonably require to substantiate the length and nature of such absence.

         Notwithstanding the above, for Plan Years beginning after December 31, 1984, the severance from service date of an employee who is absent from service beyond the first anniversary of the first date of absence by reason of a maternity or paternity absence described in Code Section 410(a)(5)(E)(i) or
Section 411(a)(6)(E)(i) is the second anniversary of the first date of such absence. The period between the first date of absence from work is neither a period of service nor a period of severance.

         1.10 "Code" means the Internal Revenue Code of 1986, as amended.

         1.11 "Considered Compensation" means, as to each Member, all compensation paid or accrued to him after he becomes eligible for the Plan by the Signatory Company during the Plan Year, including regular salary, hourly base pay, overtime pay, contractual bonuses, bonuses derived by formula, salary deferrals under the Team, Inc. Salary Deferral Plan and Trust or an I.R.C.
Section 125 plan, and commissions and discretionary bonuses, but excluding credits or benefits under this Plan and other contingent compensation.

         Considered Compensation shall not include:

             (a) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Eligible Employee, or any distributions from a plan of deferred compensation;

             (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

             (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

             (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
         Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Considered Compensation shall be limited to two hundred thousand dollars ($200,000) or such greater amount as may be determined pursuant to Section 415(d) and Section 401(a)(17) of the Code. There will be attributed to any five percent (5%) owner or any of the ten (10) most Highly Compensated Employees any compensation paid to, contributions made by or on behalf of, or benefits provided for any family member of such five percent (5%) owner or Highly Compensated Employee, pursuant to Section 414(q)(6) of the Code and the regulations thereunder. For this purpose in applying the $200,000 limit above, such a Highly Compensated Employee and members of his family will be treated as a single employee with one compensation and the $200,000 limit will be allocated among the members of the family unit in proportion to each such family member's compensation (except for the purpose of determining compensation below the plan's integration level, if applicable). For this purpose the term "family member" means with respect to the affected Member, such Member's spouse, such Member's lineal descendants and ascendants and the spouses of such lineal descendants and ascendants, as described in Section 414(q)(6)(B) of the Code.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitations under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         1.12 "Determination Date" means, with respect to any Plan Year, (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         1.13 "Effective Date" of the Plan means June 1, 1987.

         1.14 "Employee" means any person who is now or shall hereafter become employed by a Signatory Company but excluding independent contractors, self-employed persons or employees who are nonresident aliens deriving no earned income (constituting income earned from sources within the United States) from a Signatory Company.

         1.15 "Employee Stock Ownership Plan" means a non-leveraged employee stock ownership plan (i.e. other than one within the meaning of Section 4975(e)(7) of the Code). This Plan is designed to make distributions of Employer Stock.

         1.16 "Employer" means the Corporation and any Signatory Company or Affiliated Company, and includes all trades and businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) and 414(c) of the Code (as modified in Section 1.4 above) or an affiliated service group as determined under Section 414(m) of the Code, and any other entity required to be aggregated pursuant to the regulations under Section 414(o) of the Code.

         1.17 "Employer Contribution" means the total amount which the Signatory Company pays to the Trustee under the terms of this Plan.

         1.18 "Employer Real Property" means real property (and related personal property) which is leased to a Signatory Company or to an Affiliated Company of any such Signatory Company.

         1.19 "Employer Stock" means an equity security (preferred or common, voting or nonvoting) issued by a Signatory Company or by an Affiliated Company of any such Signatory Company.

         1.20 "Entry Date" means, for each Plan Year, June 1st and December 1st of such Plan Year.

         1.21 "Family Member," unless defined differently elsewhere in this Plan, means with respect to an affected Member such Member's lineal descendants and ascendants and their spouses, as described in Code Section 414(q)(6)(B).

         1.22 "Forfeiture" means the portion of a Member's Account which is forfeited because of termination of employment before full vesting.

         1.23 "Hour of Service" means a time of service determined under regulations prescribed by the Secretary of Labor. For purposes of this determination, "Hours of Service" shall include each hour for which an Employee is directly or indirectly paid by the Signatory Company for performance of duties and for reasons other than performance of duties such as vacation, holidays, sickness, disability, layoff, Authorized Leaves of Absence, and similar paid periods; and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by a Signatory Company. All "Hours of Service" shall be credited to the Employee for the computation period or periods in which the duties were performed or, in cases where the Employee is paid for reasons other than the performance of duties, pursuant to the procedures outlined in Department of Labor Regulations 2530.200b2(b) and (c); provided, however, where back pay has been either awarded or agreed to by the Signatory Company, such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         If in a Plan Year a Signatory Company elects to credit hours by using an equivalency thereof found in Department of Labor Regulation Section 2530.200b3(e), then "Hour of Service" shall mean, on the basis of days of employment, ten (10) hours for each day for which the employee would be required to be credited with at least one (1) Hour of Service under Department of Labor Regulation Section 2530.200b2.

         1.24 "Key Employee" means any Employee or former Employee (and any Beneficiary of a Employee or former Employee) who, at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

              (a) an officer of the employer (as defined in Section 416 of the Code and the regulations issued thereunder) having annual compensation greater than one fifty percent (50%) of the amount in effect under
         Section 415(b)(1)(A) of the Code for any such Plan Year. Only incorporated employers will be considered as having officers;

              (b) one of the ten Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in all employers required to be aggregated under Code Sections 414(b), 414(c), and 414(m). However, an Employee shall not be considered a top ten owner for a Plan Year under the preceding sentence if the Employee earns no more than $30,000 in annual compensation (or such other amount adjusted in accordance with Section 415(c)(1)(A) of the Code) as in effect for the calendar year in which the Determination Date falls. For this purpose, if two Employees have the same such interest, the Employee having the greater Considered Compensation shall be treated as having the larger interest;

              (c) a "five percent owner" of the employer. "Five percent owner" means any person who owns (or is con- sidered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, employers which would otherwise be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be treated as separate employers;

              (d) a "one percent owner" of the employer having an annual compensation from the employer of more than $150,000. "One percent owner" means any person who owns (or is considered owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of the employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, the employers which would otherwise be aggregated under Sections 414(b), 414(c), and 414(m) of the Code shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be aggregated.

         In addition for Plan Years beginning after December 31, 1984, if a Member or Former Member has not performed services for the Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account for such Member or Former Member shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan under Article X, Section 10.1 or Section 10.2.

         1.25 "Marketable Obligation" means a bond, debenture, note, certificate, or other evidence of indebtedness, referred to as an "obligation", if:

              (a) Such obligation is acquired:

                  (1) On the market

                      (A) At the price of the obligation prevailing on a
                  national securities exchange which is registered with the Securities and Exchange Commission; or

                      (B) If the obligation is not traded on such a national
                  securities exchange, at a price not less favorable to the Plan than the offering price for the obligation as established by current bid and asked prices quoted by persons independent of the issuer;

                  (2) From an underwriter, at a price

                      (A) Not in excess of the public offering price for the
                  obligation as set forth in a prospectus or offering circular filed with the Securities and Exchange Commission; and

                      (B) At which a substantial portion of the same issue is
                  acquired by persons independent of the issuer; or

                  (3) Directly from the issuer, at a price not less favorable to the Plan than the price paid currently for a substantial portion of the same issue by persons independent of the issuer;

              (b) Immediately following acquisition of such obligation:

                  (1) Not more than twenty-five percent (25%) of the aggregate amount of obligations issued in such issue and outstanding at the time of acquisition is held by the Plan; and

                  (2) At least fifty percent (50%) of the aggregate amount
              referred to in subparagraph (1) is held by persons independent of the issuer; and

              (c) Immediately following acquisition of the obligation, not more than twenty-five percent (25%) of the assets of the Plan is invested in obligations of the Signatory Company or an Affiliated Company of the Signatory Company.

         1.26 "Member" or "Members" means the person or persons employed by the Signatory Company during the Plan Year and participating in this Plan.

         1.27 "Non-Key Employee" is an Employee who is not a Key Employee at any time during the Plan Year or any of the preceding four (4) Plan Years and the Beneficiaries of such Employee.

         1.28 "Plan" means the Team, Inc. Employee Stock Ownership Plan herein set forth and all subsequent amendments thereto.

         1.29 "Plan Year" corresponds to the fiscal year of the Corporation. Accordingly, the Plan Year means the twelvemonth period which begins on June 1st and ends on May 31st.

         For purposes of the foregoing definition, "employer real property" means real property (and related personal property) which is leased to a Signatory Company or to an Affiliated Company of any such Signatory Company.

         1.30 "Qualifying Employer Real Property" means parcels of Employer Real
Property:

              (a) If a substantial number of the parcels are dispersed geographically;

              (b) If each parcel of real property and the improvements thereon are suitable (or adaptable without excessive cost) for more than one use;

              (c) Even if all of such real property is leased to one lessee (which may be a Signatory Company or an Affiliated Company of a Signatory Company); and

              (d) If such acquisition and retention complies with the provisions of the Act to the extent it requires diversification.

         1.31 "Qualifying Employer Security" means a security issued by a Signatory Company or by an Affiliated Company of any such Signatory Company which is Employer Stock or a Marketable Obligation.

         1.32 "Retired Member" means a person who was at one time a Member and who has retired in accordance with the provisions of this Plan.

         1.33 "Signatory Company" or "Signatory Companies" means the Corporation, any of the Corporation's Affiliated Companies and any other business organization which adopts this Plan.

         1.34 "Total Permanent Disability" means a mental or physical disability which, in the opinion of a physician selected by the Administrative Committee, will prevent a Member from earning a reasonable livelihood and which:

              (a) Was neither contracted, suffered or incurred while such Member was engaged in, nor resulted from his having engaged in, a felonious criminal enterprise;

              (b) Did not result from the use of alcohol or narcotics by such Member;

              (c) Did not result from an intentionally self-inflicted injury;
         and

              (d) Did not result from an injury incurred while a member of the Armed Forces of the United States after the Effective Date of this Plan and for which such Member receives a military pension.

         1.35 "Transferred" as used with respect to an Employee and "Transfer of an Employee" means the termination of the employment of an Employee by one Signatory Company and the contemporaneous commencement of the employment of such Employee by another Signatory Company.

         1.36 "Trust" means the trust estate created herein as forming part of the Plan.

         1.37 "Trust Fund" means the cash, bonds, stocks and other properties held by the Trustee pursuant to the Trust created under the Plan.

         1.38 "Trustee" or "Trustees" means Texas Commerce Bank, National Association (and its successors) and any individual(s) or corporation(s) appointed by the Corporation as successor Trustee(s).

         1.39 "Year of Service" means a period of twelve (12) consecutive months during which an Employee has not less than one thousand (1,000) Hours of Service with a Signatory Company or is on an Authorized Leave of Absence. For purposes of determining eligibility under Article II, an Employee's initial twelve (12) months of service with the Signatory Company, beginning with the day he first performs an Hour of Service, shall be the computation period used initially to determine whether he has a Year of Service. However, if an Employee does not have at least one thousand (1,000) Hours of Service during his initial twelve (12) months of service, the one thousand (1,000) Hours of Service requirement shall be measured with respect to the Plan Year which includes the first anniversary of his employment commencement date and, where necessary, subsequent Plan Years. The computation of Years of Service before a Break-in-Service includes Years of Service required for eligibility plus all vesting computation periods based on one thousand (1,000) Hours of Service during a Plan Year. For all other purposes the computation of such period shall be made with reference to the Plan Year. Years of Service for eligibility and vesting purposes shall also include Hours of Service with an Affiliated Company to the extent designated by the Administrative Committee or otherwise required by law.

                                   ARTICLE II.

                        Employees Entitled to Participate

         2.1 Eligibility to Participate. Every Employee shall automatically become a Member of the Plan on the Entry Date coincident with or next following the completion of one (1) Year of Service. It shall not be necessary for the Employee to make written application for membership to the Administrative Committee in order to be entitled to benefits hereunder. In accepting such benefits, however, the Employee shall be deemed for all purposes to have agreed to participate, to conform to the requirements of the Plan and to furnish to the Administrative Committee such information as is necessary to enable it to fulfill its duties and responsibilities under the terms and provisions of the Plan.

         2.2 Inactive Status. In the event that any Member shall fail, in any Plan Year of his employment after the Effective Date, to accumulate one thousand (1,000) Hours of Service but does not incur a one-year Break-in-Service, his Account shall be placed on inactive status. In such case, such Plan Year shall not be considered as a Year of Service for the purpose of determining the Member's vested interest in accordance with Article VII, Section 7.1 hereof and the Member shall not share in the Employer Contributions or Forfeitures for any such Plan Year, but he shall continue to receive income allocations and valuation adjustments in accordance with Article IV, Sections 4.4 and 4.5. In the event such Member accumulates one thousand (1,000) Hours of Service in a subsequent Plan Year, his Account shall revert to active status with full rights and benefits under this Plan restored.

         2.3 Participation and Service Upon Reemployment. Participation in the Plan shall cease upon termination of employment with the Signatory Company. Termination of employment may result from retirement, death, disability, voluntary or involuntary termination of employment, unauthorized absence or failure to return to active employment with the Signatory Company by the date on which an Authorized Leave of Absence expires.

         Upon the reemployment of any person after the Effective Date who had previously been employed by the Signatory Company on or after the Effective Date, the following rules shall apply in determining his participation in the
Plan:

             (a) If the reemployed Employee was not a Member in the Plan during his prior period of employment, he must meet the requirement of Section
         2.1 for participation in the Plan as if he were a new Employee; provided, however, that if the reemployment commencement date of such Employee occurs within the twelve (12) consecutive month period beginning with the Employee's employment commencement date, the eligibility computation period for such reemployed Employee must be the twelve (12) consecutive month period beginning with the Employee's employment commencement date and not the date of his reemployment;

             (b) If the reemployed Employee had previously satisfied the requirement of Section 2.1 and had been a Member of the Plan prior to his termination of employment, he shall become a Member on his reemployment commencement date provided a one-year Break-in-Service has not occurred prior to his resumption of employment;

             (c) If the reemployed Employee had been a Member of the Plan prior to his termination of employment but suffered a one-year Break-in-Service prior to his resumption of employment, he shall not be eligible to reparticipate in the Plan until he has completed a Year of Service after his return. Upon completion of such Year of Service, the reemployed Employee shall be considered to be a Member of the Plan for purposes of determining eligibility and Years of Service for vesting (but not for allocations) as of his reemployment commencement date.

For purposes of this Section, an Employee's employment commencement date shall be the date he first performs an Hour of Service for the Signatory Company and his reemployment commencement date shall be the date he first performs an Hour of Service upon reemployment with the Signatory Company.

         2.4 Full Participation. For Plan Years commencing on or after June 1, 1994 a Member who completes a Year of Service and who is employed on the last day of the Plan Year shall participate fully in the Plan for such Plan Year. For Plan Years commencing prior to June 1, 1994, a Member shall fully participate in the Plan for the Plan Year if he completes one thousand (1,000) Hours of Service. A Member who fully participates is eligible to share in the Employer Contributions, Forfeitures, income allocations and valuation adjustments for such Plan Year.

         Any Member who fails to complete a Year of Service during the Plan Year in which he dies, retires, is determined to be suffering from a Total Permanent Disability or otherwise terminates his employment with a Signatory Company shall to the extent previously eligible:

             (a) share in any Employer Contributions through the end of the Plan Year preceding his termination of employment,

             (b) continue to receive income allocations and valuation adjustments to the amount in his Account pursuant to Article IV, Sections 4.4 and 4.5 after his termination of employment through the valuation date preceding the date his Account is completely distributed, and

             (c) share in any Forfeitures through the end of the Plan Year preceding his termination of employment.

         Conversely, if a Member completes a Year of Service during a Plan Year in which such a terminating event occurs, he shall be eligible to participate fully in Employer Contributions and Forfeitures for the Plan Year in which such terminating event occurs; subject, however, to any additional requirements set forth in Article III, Section 3.1 or Article IV, Section 4.3.

         Notwithstanding any provision in the Plan to the contrary, if this Plan would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1), or 410(b)(2)(A)(i) and the Regulations thereunder because Employer Contributions have not been allocated to a sufficient number or percentage of Members for a Plan Year, then the following rules shall apply:

             (d) The group of Members eligible to share in the Employer Contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Members who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Members who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Members, have completed the greatest number of Hours of Service in the Plan Year.

             (e) If after application of paragraph (d) above, the applicable test is still not satisfied, then the group of Members eligible to share in the Employer Contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Members who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Members who shall become eligible to share shall be those Members, when compared to similarly situated Members, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

         Nothing in the preceding three paragraphs shall permit the reduction of a Member's accrued benefit, expressed as his Account balance. Therefore any amounts that have previously been allocated to Members may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Members would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

         2.5 Transferred Employee. An Employee's status as either an Employee or a Member shall not be deemed to be interrupted or severed by the fact that he is transferred from the employ of one Signatory Company to that of any other Signatory Company or performs services for more than one Signatory Company.

         2.6 Certification to Trustee. Eligibility shall be deter- mined and certified to the Trustee by the Administrative Committee, based upon information furnished by the Signatory Company, as soon as practicable after the end of each Plan Year.

         2.7 Notice to Employees. The Administrative Committee shall notify each Employee of his eligibility to participate as soon as practicable after he has satisfied the service requirement provided for in Section 2.1 hereof, and each such notice shall be accompanied by a description of the Plan written in a manner reasonably calculated to be understood by the Employee if the Employee has not previously received such notice. The Administrative Committee shall notify each Member whose Account is placed on inactive status or restored to active status pursuant to Section 2.2 hereof, as soon as practicable after such action has been taken.

                                  ARTICLE III.

                                  Contributions

         3.1 Employer Contributions. For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, such Signatory Company shall, subject to the discretion of the Board of Directors of the Corporation and pursuant to the limitations contained in
Section 3.2 hereof, contribute to the Trust a sum which the Board of Directors of each such Signatory Company determines to be a proper Employer Contribution. The amount of the Employer Contribution for each Plan Year may be established by a resolution adopted by such Board of Directors and communicated to the Members by the Signatory Company. No Member shall be required or permitted to make contributions to the Plan or Trust.

         Notwithstanding any other provision of this Plan, pursuant to Article IV, Section 4.3 a Member shall share in the Employer Contribution for any Plan Year only if such Member is employed by a Signatory Company on the last day of such Plan Year.

         3.2 Limitation on Amount. In no event shall the Signatory Company's Employer Contribution exceed a sum equal to fifteen percent (15%) of the total Considered Compensation otherwise paid or accrued during such Plan Year to all Members employed by such Signatory Company plus the maximum amount deductible under the "carryover" provisions of the Code relating to Employer Contributions in previous years of less than the maximum amount permissible. In addition, in no event shall the aggregate of such Employer Contribution and the Signatory Company's contributions to all other pension, profit sharing or stock bonus plans for such Plan Year exceed the amount deductible from the Signatory Company's income for such Plan Year under Section 404(a)(7) of the Code or any statute of similar import. In the event the aggregate of the Signatory Company's contributions under all plans would exceed such maximum deductible amount, and the Employer Contribution has not yet been paid into the Trust, the Employer Contribution under this Plan shall be reduced by the amount necessary to reduce the Signatory Company's aggregate contribution under all such plans to the maximum amount deductible under said section of the Code.

         3.3 Form of Employer Contributions and Time of Payment. Employer Contributions will be paid in cash or Qualifying Employer Securities as the Signatory Company's Board of Directors may from time to time determine. Qualifying Employer Securities will be valued at their then fair market value.

         The Employer Contribution of each Signatory Company for each Plan Year shall be paid to the Trustee in one or more installments as the Signatory Company (subject to the consent of the Corporation) may from time to time determine; provided, however, that all such installments shall be paid no later than the time prescribed by law for filing such Signatory Company's federal income tax return for such taxable year (including extensions thereof).

         3.4 Prohibition Against Reversion. In no event, except as expressly provided in Article XX, Sections 20.1 and 20.2 and in Article V, Section 5.6 hereof, shall the principal or income of the Trust herein created be paid to or revert to the Signatory Company, or be used for any purpose other than for the exclusive benefit of the Members or their Beneficiaries.

                                   ARTICLE IV.

                             Allocation to Accounts

         4.1 Certification by the Signatory Company. As soon as practicable after the end of the Plan Year, the Signatory Company shall certify to the Administrative Committee the amount of its Employer Contribution for the Plan Year then ended, the names of the Members entitled to share therein, the amount of Considered Compensation paid to each Member for such Plan Year and the amount of Considered Compensation paid to all Members for such Plan Year. Such certification shall be conclusive evidence of such facts.

         4.2 Separate Account Maintained for Each Member. The Administrative Committee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Member, Retired Member and Beneficiary. Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner herein described. The maintenance of individual Accounts is only for accounting purposes and a segregation of the assets of the Trust Fund to each Account shall not be required.

         4.3 Allocation of Employer Contributions and Forfeitures to Members' Accounts.

             (a) The Administrative Committee shall allocate the aggregate of Employer Contributions made by all the Signatory Companies for each Plan Year among each Member employed by any such Signatory Company and entitled under Section 2.4 above to receive an allocation for such Plan Year in the proportion that the Considered Compensation of each Member bears to the total Considered Compensation of all such Members for such Plan Year. This allocation shall be a single allocation of the aggregate annual Employer Contribution among all such eligible Members for such Plan Year.

             If a Member has been transferred or performs services for more than one (1) Signatory Company during the Plan Year, such Member shall be entitled to have allocated to his Account a portion of the Employer Contribution made by each Signatory Company by whom such Member was employed during such Plan Year and the amount allocated to the Member's Account shall be computed with respect to each Signatory Company in the manner hereinabove provided based upon the Considered Compensation earned from each Signatory Company during the Plan Year. A Member shall not receive a lesser allocation to his Account, by reason of having been transferred or having performed services for more than one (1) Signatory Company during the Plan Year, than such Member would have received had he received all of his Considered Compensation during such Plan Year from one Signatory Company. If an adjustment of the allocation to such Member's Account is necessary in order to achieve this result, it shall be made by the Signatory Company with whom such Member was employed for the greatest portion of the Plan Year.

             (b) The Administrative Committee shall, as soon as practicable after the end of each Plan Year, determine the Members from the Signatory Company who have forfeited all or part of their respective interests in their Accounts pursuant to the provisions of Article VII, Sections 7.1 and 7.6 hereof during such Plan Year. The Administrative Committee shall then allocate among those Members employed by such Signatory Company who are eligible to share in Employer Contributions under Article II, Section 2.4 for such Plan Year, the total amount of Forfeitures in the proportion that the Considered Compensation of each Member bears to the total Considered

         Compensation of all Members employed by the Signatory Company for such Plan Year. The allocation in this
         Section 4.3(b) shall be made in the same manner, on a single uniform aggregate basis, as in Section 4.3(a) above.

         4.4 Annual Allocation of Trust Fund Income. As soon as practicable after the end of each Plan Year, the Administrative Committee shall determine the amount of income (or loss) earned by the Trust for the Plan Year then ended. The Administrative Committee shall allocate such remaining income (or loss) among the Members' Accounts in the proportion that the total amount in each Member's Account at the beginning of the Plan Year bears to the aggregate combined total in all Members' Accounts at the beginning of such Plan Year.

         However, in the event that a Member receives a distribution from his Account during a Plan Year, the allocation of income to such Member's Accounts for such Plan Year shall be based upon the balance in such Members' Accounts at the beginning of the Plan Year minus all distributions paid during that Plan Year. If a Member receives the total balance in his Accounts during a Plan Year, he shall not be entitled to an income allocation for such Plan Year.

         In the event an allocation of income under this Section 4.4 results in an inequitable distortion of a Member's Account, the Administrative Committee in its discretion (exercised pursuant to a uniform and nondiscriminatory policy) may make an interim allocation of income at any time during the Plan Year.

         4.5 Annual Valuation of Trust Fund. As of the end of each Plan Year the Trustee shall revalue the Trust Fund at its then fair market value. For purposes of this Section 4.5, the Trust Fund shall not include any Employer Contributions made to the Trust during such Plan Year. The Administrative Committee shall allocate any appreciation or depreciation in the Trust Fund among the Members in the proportion that the amount in each Member's Account at the beginning of the Plan Year bears to the aggregate of all Members' Accounts at the beginning of such Plan Year.

         However, in the event that a Member receives a distribution from his Account during a Plan Year, the valuation adjustment allocated to such Member's Account for such Plan Year shall be based upon his Account balance at the beginning of the Plan Year minus all distributions paid during that Plan Year. If a Member receives the total balance in his Account during a Plan Year, he shall not be entitled to a valuation adjustment for such Plan Year.

         In the event an allocation of income under this Section 4.5 would result in an inequitable distortion of a Member's Account, the Administrative Committee in its discretion may make an interim valuation and allocation at any time during the Plan Year. Such Administrative Committee's discretion shall be exercised pursuant to a uniform, nondiscriminatory policy adopted by it.

         4.6 Special Allocation Upon Termination, Partial Termination or Complete Discontinuance of Employer Contributions. Notwithstanding any other provision of this instrument to the contrary, if:

             (a) the Plan is terminated pursuant to Article XVI, Section 16.3 hereof; or

             (b) the Plan is terminated with respect to a group of Members resulting in a partial termination of the Plan; or

             (c) there occurs a complete discontinuance of Employer Contributions under the Plan,

all previously unallocated funds shall be allocated to the Accounts of the Members at the time of such termination, partial termination or complete discontinuance of Employer Contributions under the Plan using the allocation methods prescribed by Sections 4.3 through 4.5 hereof as appropriate depending on the nature and source of such unallocated funds.

         4.7 Entry of Adjustments to Each Member's Account. The Administrative Committee shall credit to each Member's Account such Member's portion of the adjustments and allocations required by Sections 4.3 through 4.5 of this Plan, so that all such adjustments and allocations become effective and shall be entered into each Member's Account as of the end of the Plan Year to which they are attributable unless required more frequently by the Trustee or the Administrative Committee pursuant to Sections 4.4 and 4.5.

         4.8 Accounts for Transferred Members. In the case of a Member who has transferred or performs services for more than one Signatory Company during a Plan Year, the Administrative Committee shall maintain on its books such Member's Accounts and open or reopen Accounts for such Member with respect to each Signatory Company to which the Member has transferred. In this fashion, the Administrative Committee may maintain several different Accounts with respect to each Transferred Member. However, the foregoing provisions of this Section 4.8 are for administrative convenience only.

         4.9 Rights in Trust Assets. No such allocations, adjustments, credits or transfers shall ever vest in any Member any right, title or interest in the Trust Fund except at the times and upon the terms or conditions below set forth. Such Trust Fund shall, as to all Accounts of Members, be a commingled fund, and all securities purchased or otherwise acquired by the Trustee under the Plan shall be issued in the name of the Trustee for the Plan, or in such other name or names as the Trustee shall designate pursuant to the power granted the Trustee in Article XIV, Section 14.3(b) hereof.

                                   ARTICLE V.

                         Limitations on Annual Additions

         5.1 Limitation Under this Plan. Notwithstanding any provisions herein to the contrary, the Annual Addition to the Accounts of any Member under all defined contribution plans of his Employer (as that term is defined in Section
5.4 hereof) for any Plan Year cannot exceed the lesser of:

             (a) Thirty thousand dollars ($30,000) or such greater amount as may be determined pursuant to Section 415(c)(1)(A) of the Code, as adjusted under Section 415(d) of the Code; or

             (b) Twenty-five percent (25%) of the Member's total compensation from his Employer for such Plan Year, as determined under Section 415(c)(3) of the Code and the regulations thereunder.

         5.2 Limitation in Event of Member's Participation in Defined Benefit Plan and Defined Contribution Plan. In any case in which an Employee is a participant in both a defined benefit plan and this Plan, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0 except as may be permitted by Section 2004(a)(3) or otherwise under the Act. The defined benefit plan fraction for any year is a fraction (a) the numerator of which is the projected annual benefit of the Member under the plan (determined as of the close of the Plan Year); and (b) the denominator of which is the lesser of: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under
Section 415(b)(1)(B) of the Code with respect to such Member for such Plan Year. The defined contribution plan fraction for any year is a fraction (a) the numerator of which is the sum of the Annual Additions to the Member's Accounts as of the close of the Plan Year; and (b) the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Year of Service: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year as may be determined pursuant to Section 415(c)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Plan Year. The Administrative Committee shall reduce the numerator of the defined contribution plan fraction in order that their sum shall not exceed 1.0 for any Plan Year in accordance with Section 5.3 hereof.

         However, 1.0 shall be substituted for 1.25 for any Top Heavy Plan Year unless an extra minimum Employer Contribution equal to one percent (1%) of the Considered Compensation of all Members who are Non-Key Employees is allocated among such Members pursuant to Article IV, Section 4.4. Notwithstanding the foregoing, 1.0 shall be substituted for 1.25 for any Plan Year in which the Plan is a Super Top Heavy Plan.

         5.3 Disposition of Excessive Annual Additions. If as a result of either the allocation of Forfeitures or a reasonable error in estimating a Member's Considered Compensation, the Annual Additions under the terms of the Plan for a particular Member would cause the limitations of Section 415 of the Code which are applicable to that Member for that Plan Year to be exceeded, the excess amounts shall not be deemed Annual Additions to such Member's Accounts in that Plan Year, but shall be treated as follows:

             (a) The excess amounts in the Member's Account must be held unallocated in a suspense account for the Plan Year, and allocated and reallocated in the following Plan Year to all Plan Members pursuant to the provisions of Section 5.3(b) below. The excess amounts must be used to reduce Employer Contributions for such following Plan Year (and succeeding Plan Years, as necessary) for all Plan Members. Excess amounts shall not be distributed to Members or former Members.

             (b) The excess amounts in the Member's Account must be allocated and reallocated to the Accounts of the other Members in the Plan pursuant to the provisions of Article IV, Section 4.3. However, if the allocation or reallocation of the excess amounts further causes the limitations of Section 415 of the Code to be exceeded with respect to each Plan Member for the Plan Year for which such allocation or reallocation is made, then these amounts must be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Plan Year (other than the Plan Year described in the preceding sentence), all amounts in the suspense account must first be allocated and reallocated to Members' Accounts (subject to the limitations of Section 415 of the Code) before any Employer Contributions may be made to the Plan for that Plan Year.

         5.4 Combining of Plans. For purposes of applying the limitations contained in this Article, all defined contribution plans, terminated or not, of an Employer shall be treated as one defined contribution plan and all defined benefit plans, terminated or not, of an Employer shall be treated as one defined benefit plan. For purposes of this Article, Employer shall mean all trades or businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) or 414(c) of the Code or are an affiliated service group as determined under Section 414(m) of the Code. For the purpose of applying the limitations set forth above, as imposed by Section 415 of the Code, a Member's compensation or annual benefit payable by the Signatory Company or any Affiliated Company of the Signatory Company shall be treated as being from a single employer. For purposes of the limitations of this section and of applying Sections 414(b) and 414(c) of the Code as they relate to Sections 415 and 1563(a)(1) of the Code, the phrase "more than fifty percent (50%)" shall be substituted for the phrase "at least eighty percent (80%)".

         5.5 Transition Fraction. At the election of the Administrative Committee, in applying the provision of Section 5.3 with respect to the defined contribution fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Member for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of (a) the amount of the denominator determined under Section 5.3 (as in effect for the Plan Year ending in 1982) for Plan Years ending in 1982, multiplied by (b) the "transition fraction".

         For purposes of the preceding paragraph, the term "transition fraction" shall mean a fraction (a) the numerator of which is the lesser of (1) $51,875 or
(2) 1.4 multiplied by twenty-five percent (25%) of the Member's compensation for the Plan Year ending in

1981, and (b) the denominator of which is the lesser of (1) $41,500 or (2) twenty-five percent (25%) of the Member's compensation for the Plan Year ending in 1981.

         Notwithstanding the foregoing, for any Plan Year in which the Plan is a Top Heavy Plan, $41,500 shall be substituted for $51,875 in determining the transition fraction.

         5.6 Right of Reversion. Notwithstanding Article III, Section 3.4, in the event of termination of the Plan as provided in Article XVI, Section 16.3 any amounts held in the suspense account shall revert to the Signatory Company.

                                   ARTICLE VI.

                    Retirement and Designation of Beneficiary

         6.1 Normal Retirement Age. "Normal Retirement Age" means the date on which an Employee attains age sixty-five (65). Each Employee shall retire from employment on the date he reaches his Normal Retirement Age; provided, however, that an Employee may continue employment thereafter subject to the condition that, in the event the Signatory Company has nineteen (19) or fewer employees, such Employee must obtain the approval of the Board of Directors of the Signatory Company to continue employment after attaining his Normal Retirement Age. Each Employee who is employed by the Signatory Company on the date it adopts the Plan shall be deemed for purposes of this Section 6.1 to have secured the approval of the Board of Directors of the Signatory Company and shall continue to be so deemed until such approval is affirmatively withdrawn. This
Section 6.1 shall be applied in a uniform, nondiscriminatory manner to all Employees, present and future.

         6.2 Designation of Beneficiary. Each Member and each Retired Member shall have the unrestricted right at any time, and from time to time, to designate and to rescind or change any designation of a primary and contingent Beneficiary or Beneficiaries to receive benefits in the event of his death, except as hereinafter provided. A Member who is married at the time of his death shall have the ability to designate a Beneficiary only with his spouse's written consent. Such consent must designate a specific Beneficiary, must acknowledge the effect of the Member's designation and must be witnessed either by a member of the Administrative Committee or by a Notary Public. Otherwise the death benefits of the Member shall be paid to the Member's spouse except as hereinafter provided. A Member's designation of a Beneficiary other than such Member's spouse, which is consented to by such Member's spouse as provided above, may not be changed without subsequent spousal consent (unless the spouse's consent to the original Beneficiary designation expressly permits designations by the Member without further spousal consent). Any such designation, change or rescission of designation shall be made in writing by filling out and furnishing to the Administrative Committee the appropriate form prescribed by it. A contingent Beneficiary or Beneficiaries shall be entitled to receive any unpaid death benefits only if no primary Beneficiary is alive or legally entitled to receive it on the date of payment of the benefit. Any estate, assignee or appointee of either a primary or a contingent Beneficiary shall have no interest in or right to receive any death benefit payment not actually made before the death of such Beneficiary. The last such designation received by the Administrative Committee shall be controlling over any testamentary or other disposition; provided, however, that no designation, rescission or change thereof shall be effective unless received by the Administrative Committee prior to the death of the Member. Upon the divorce of a Member or a retired Member, any designation of his divorced spouse as a primary Beneficiary or as a contingent Beneficiary hereunder shall automatically terminate and become ineffective, and such divorced spouse shall have no interest in or right to receive any death benefit hereunder unless such Member shall file with the Administrative Committee, after the date of such divorce decree, a new designation of Beneficiary naming his divorced spouse as a Beneficiary hereunder. If there is no designated Beneficiary alive at the time of any payment of the death benefit, then the death benefit or balance thereof shall be paid to the surviving spouse of the deceased Member or, if there is no surviving spouse, to the estate of the deceased Member. The Signatory Company employing a Member shall not be named as his Beneficiary. If the Administrative Committee shall be in doubt as to the right of any Beneficiary designated by a deceased Member to receive any unpaid death benefit, the Administrative Committee may direct the Trustee to pay the amount in question to the estate of such Member, in which event the Trustee, the Signatory Company, the Administrative Committee and any other person in any manner connected with the Plan shall have no further liability in respect to the payment so made.

                                  ARTICLE VII.

                          Vesting of Members' Interests

         7.1 Vesting. Each Member's interest in the amount credited to his Accounts attributable to Employer Contributions shall vest as provided in the schedule set forth below and, once vested, shall not be forfeitable for any reason.

         Years of Service                            Vested Percentage
         ----------------                            -----------------
         Less than 3                                           0%
         3, but less than 4                                   20%
         4, but less than 5                                   40%
         5, but less than 6                                   60%
         6, but less than 7                                   80%
         7 or more                                           100%

         The amount credited to a Member's Account which is not vested as of the date such Member terminates employment shall be disposed of as provided in
Section 7.6 hereof.

             Years of Service Computation. For purposes of determining the Member's vested interest in the assets in his Account, all Years of Service with the Signatory Company (including Years of Service prior to the adoption of the Plan), or any Affiliated Company as of the date of severance shall be taken into account except the following:

                   (i) Service during any period prior to the Effective Date of the Plan or the effective date of participation in the Plan for the Signatory Company which employs the Member;

                   (ii) With respect to Breaks-in-Service:

                        (A) If a Member does not have a vested interest in his
                   Account at the time he incurs a Break-in-Service, Years of Service completed by such Member prior to such Break shall not be taken into account if at such time the number of consecutive one-year Breaks-in-Service included in his most recent Break-in-Service equals or exceeds the aggregate number of his Years of Service (whether or not consecutive) completed before such Break, and for

                   Plan Years beginning after December 31, 1984, or five (5), if greater. In computing the aggregate number of Years of Service prior to such Break, Years of Service which could have been disregarded under this subsection by reason of a prior Break-in-Service may be disregarded. Pre-Break and post-Break Years of Service will not be aggregated until the Member has completed one (1) Year of Service after his return to employment;

                        (B) If a Member has a one-year Break-in-Service (five
                   (5) consecutive years of Break-in-Service for Plan Years beginning after December 31, 1984), then any service after such Break will not increase the Member's vested interest in his Account before such Break; and

                        (C) If a Member has a vested interest in his Account and
                   his separation from employment and his subsequent reemployment do not result in a one-year Break-in-Service (five (5) consecutive years of Break-in-Service for Plan Years beginning after December 31, 1984), his Account will continue to vest, starting at the point on the vesting schedule the Member had achieved prior to the date he left employment.

         7.2 Death. On the death of a Member (or a Retired Member prior to the complete distribution of such Retired Member's Accounts) his death benefit shall be one hundred percent (100%) of the amount credited to his Accounts at the end of the Plan Year in which he dies. Payment of such death benefit to the Member's designated Beneficiary or Beneficiaries shall commence within one hundred twenty
(120) days after the end of the Plan Year in which the Member dies or as soon thereafter as administratively practicable. However, in the event that the payment of his death benefit under this Section would violate Article IX, Section 9.4, then such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which the Member dies. Notwithstanding any other provision of this Plan, in the case of a Member who is married at the time of his death, the death benefit under this Section (reduced by any security interest held by the Plan by reason of a loan outstanding to such Member) shall be payable in full to such Member's spouse, or, in the event there is no surviving spouse or such surviving spouse has consented in the manner provided in Article VI, Section 6.2, to a designated Beneficiary.

         7.3 Retirement. Upon attaining his Normal Retirement Age as provided in
Article VI, Section 6.1, a Member shall have a nonforfeitable right to his Accounts. Such retirement benefit shall be paid to the Member in the form of benefit determined pursuant to Article IX, Section 9.3. The payment of his retirement benefit shall commence within one hundred twenty (120) days after the end of the Plan Year in which he retires after attaining his Normal Retirement Age, or as soon thereafter as administratively practicable, unless the Member requests otherwise in writing. However, in the event that the payment of his retirement benefit under this Section would violate Article IX, Section 9.4, then such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which such Member retires. The Administrative Committee may, in its discretion (exercised pursuant to a uniform and nondiscriminatory policy), make distribution(s) in accordance with Article IX, Section 9.3 to a Member who remains in employment with a Signatory Company after attaining Normal Retirement Age and who requests such distribution(s).

         7.4 Disability. In the event the Administrative Committee determines that a Member is suffering from a Total Permanent Disability, his disability benefit shall be one hundred percent (100%) of the amount credited to his Account at the end of the Plan Year following such determination. Such disability benefit shall be paid to the Member in the form of benefit determined by the Administrative Committee pursuant to Article IX, Section 9.3. Payments shall commence within one hundred twenty (120) days after the end of the Plan Year in which the Member is determined to be totally, permanently disabled, or as soon thereafter as administratively practicable, unless the Member requests otherwise in writing. However, in the event that the payment of his disability benefit under this Section would violate Article IX, Section 9.4, then such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which such Member terminates employment, but in no event later than the time prescribed in Section 9.4 below.

         If a Member who had previously been determined to be totally disabled returns to the employment of the Signatory Company prior to receiving the entire balance in his Account, a separate ledger account shall be created for such Member and the remaining portion of his Accounts shall be transferred to the separate ledger account. Such separate ledger account shall share in income allocations and valuation adjustments pursuant to Article IV, Sections 4.4 and
4.5 until the amount is distributed in full upon his subsequent death, retirement, determination of Total Permanent Disability or severance of employment. Another, separate Plan Account shall be established for the returning Member as if he were a new Member, and this Account shall vest pursuant to Section 7.1 starting at the point on the vesting schedule the Member had achieved prior to the determination of his Total Permanent Disability.

         7.5 Termination of Employment. A Member whose employment is terminated for any reason other than death, retirement at Normal Retirement Age or Total Permanent Disability shall be entitled to elect commencement of a distribution no later than one year after the close of the fifth Plan Year following the Plan Year in which the Member terminated employment equal to the vested amount in such Member's Accounts determined under Section 7.1 as of the date such Member's employment terminates. In the event the Member dies or is determined by the Administrative Committee to be totally disabled prior to attaining his Normal Retirement Age, then such Member or his Beneficiary shall be entitled to elect commencement of his severance benefit within one hundred twenty (120) days after the end of the Plan Year in which he dies or is determined to be totally disabled, or as soon thereafter as administratively practicable. However, in the event that the payment of his severance benefit under this Section would violate
Article IX, Section 9.4, then such benefit shall commence no later than sixty
(60) days after the latest date determined under that section.

         In the event that the Plan is amended to change the vesting schedule, the Member's vested interest in the amount credited to his Account shall not be less than his nonforfeitable vested interest as computed under this Section 7.5. If a Member has at least three (3) Years of Service, he shall have the right during the election period to elect to have the nonforfeitable percentage of his benefit derived from Employer Contributions computed under Section 7.1 and this Section 7.5 without regard to such amendment. Notwithstanding the preceding sentence, no election need be provided for any Member whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. The election period shall begin the date the amendment is adopted and end no earlier than the latest of (a) sixty (60) days after the date the amendment is adopted, (b) sixty (60) days after the amendment becomes effective, or (c) sixty (60) days after the Member is issued written notice of the Plan amendment by the Employer, Signatory Company or Administrative Committee. Such election must be made in writing and given to the Administrative Committee within the election period. A Member shall be considered to have completed three
(3) Years of Service for purposes of this paragraph if such Member has completed three (3) Years of Service as defined in Article I, whether or not consecutive, without regard to the exceptions of Code Section 411(a)(4) prior to the expiration of the election period.

         For Plan Years commencing after May 31, 1994, a Member who is zero percent (0%) vested upon termination of employment is deemed to have received a distribution of his full entitlement under the

Plan within one hundred twenty (120) days after the Member incurs a one-year Break-in-Service.

         7.6 Disposition of Unvested Amounts. After termination of employment, the unvested amount in the Member's Account shall be maintained until forfeited as provided in the next two sentences. The unvested portion of the Account balance attributable to Employer Contributions shall be forfeited upon the earlier of (a) the last day of the Plan Year in which the Member incurs five (5) consecutive one-year Breaks-in-Service, or (b) the last day of the Plan Year in which a Member who has terminated employment receives a distribution of his vested Account balance. Notwithstanding the preceding sentence a Member who terminates employment with a zero vested Account balance shall be deemed to have received a zero distribution of such Account balance on the last day of the Plan Year in which termination of employment occurred and on such last day the Forfeiture of such Account balance will occur. As of the last day of the Plan Year in which the Forfeiture occurs, the Forfeiture shall be applied as provided in Article IV, Section 4.3 above.

         7.7 Hardship Distribution. In the event that a Member or his Beneficiary is entitled to the payment of benefits as a result of death, retirement or Total Permanent Disability and such Member or Beneficiary demonstrates an immediate urgent need for such benefits, the Administrative Committee may authorize the commencement of benefit payments prior to the time set forth in Sections 7.2, 7.3 or 7.4. However, any accelerated distribution made pursuant to this Section 7.7 shall be based upon the Member's

Account balance as of the end of the Plan Year preceding the date of such distribution, in accordance with Article IV, Sections 4.5 and 4.6. The Administrative Committee shall exercise the authority granted hereunder in a uniform, nondiscriminatory manner.

         7.8 Circumstances Rendering Vesting Schedule Inapplicable. Notwithstanding any other provisions of this instrument to the contrary, if:

             (a) the Plan is terminated pursuant to Article XVI, Section 16.3 hereof; or

             (b) the Plan is terminated with respect to a group of Members resulting in a partial termination of the Plan; or

             (c) there occurs a complete discontinuance of Employer Contributions under the Plan,

the vesting schedule contained in Section 7.1 of this Article shall be inapplicable and each Member affected by such termination, partial termination or complete discontinuance of Employer Contributions shall thereupon have a full one hundred percent (100%) vested interest in the amount standing to his credit in his Accounts at such time and in any amounts thereafter credited or allocated to his Accounts; provided, however, that if the Signatory Company shall thereafter resume making Employer Contributions hereunder, all amounts credited or allocated to a Member's Accounts with respect to the Plan Year for which such Employer Contributions are resumed and the Plan Years for which they are continued, shall vest only in accordance with the vesting schedule contained in
Section 7.1 of this Article. For purposes of this Section 7.8, a complete discontinuance of Employer Contributions under the Plan is contrasted with a suspension of Employer Contributions under the

Plan which is merely a temporary cessation of Employer Contributions by the Signatory Company. During any such period of termination, partial termination or complete discontinuance of Employer Contributions under the Plan, all other provisions of this Plan shall nevertheless continue in full force and effect other than provisions for Employer Contributions and allocations thereof to Members' Accounts. The Signatory Company shall notify the District Director of the Internal Revenue Service in the event it has completely discontinued making Employer Contributions to the Plan or in the event of termination or partial termination of the Plan.

                                  ARTICLE VIII.

                            Claims for Plan Benefits

         8.1 Application for Benefits. Each Member or designated Beneficiary claiming benefits under this Plan must make written application therefor within fifteen (15) days preceding or following (whichever is applicable) the actual retirement, termination of employment (or incurrence of a one-year Break-in-Service), death prior to retirement, determination of Total Permanent Disability, or the happening of any other occurrence believed by the claimant to entitle him to benefits hereunder. The date the claim shall be considered as filed shall be the date a properly completed application is received by the Administrative Committee. Each such application (a) shall be in writing on a form to be provided by the Administrative Committee, (b) shall be signed by the claimant or his personal representative, (c) shall be made to the Administrative Committee, and (d) shall be filed in such a manner and with such persons as the Administrative Committee may specify. The Administrative Committee may require that there be furnished to it in connection with such application all relevant information. Failure to timely file such application or to supply all relevant information shall not result in the forfeiting of any rights claimed but shall excuse postponement of the orderly processing of such claim and the time of commencing payment thereof.

         8.2 Processing of Claim. Upon receipt by the Administrative Committee of a properly completed application for benefits form, it shall be the duty and responsibility of the Administrative Committee to verify the facts and claims made therein with the appropriate Signatory Company and to determine whether the claim is valid. In arriving at a decision, the Administrative Committee may require additional relevant information from the claimant. In any event, within one hundred twenty (120) days of receipt of the application, or as soon thereafter as administratively practicable, the Administrative Committee shall determine whether, when and in what amount distributions are to be paid from the Plan to the claimant. If the Administrative Committee fails to act on the claim within said one hundred twenty (120) day (or later) period, the claimant may proceed to the review stage described in Section 8.4 hereof as if the claim had been denied.

         8.3 Notification to Claimant of Decision. If distributions are to be made, the Administrative Committee shall immediately notify the claimant and the Trustee of the amount and method of payment. It shall then be the responsibility of the Trustee to arrange the distribution. If the claim is denied, in whole or in part, the Administrative Committee shall send written notice of the denial to the claimant. A notice that a claim has been denied shall set forth, in a manner calculated to be understood by the claimant:

             (a) The specific reason or reasons for the denial;

             (b) Specific reference to the pertinent Plan provisions on which the denial was based;

             (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

             (d) An explanation of the Plan's claim review procedure.

         8.4 Review Procedure. A claimant shall be entitled to a full and fair review of a denial of claim for benefits. To avail himself of this right, the claimant, or his duly authorized representative, must timely file an application for review with the Administrative Committee. Such application must be in writing and must be filed within ninety (90) days of receipt of the notice of denial of benefits. If the claimant desires a personal appearance or hearing before the Administrative Committee to present his case, he shall so state in his application for review. An appeal shall be considered as filed on the date it is received by the Administrative Committee. Subsequent to the filing of an appeal and prior to the rendering of a decision thereon, the claimant, or his duly authorized representative, may review pertinent documents and may submit issues and comments in writing. If a hearing is held, the claimant may be represented thereat by legal counsel or other duly authorized representative.

         8.5 Decision on Review. The Administrative Committee shall render a decision promptly, within one hundred twenty (120) days after its receipt of a request for review unless special circumstances, such as the need to hold a hearing, require an extension of time for processing, in which case a decision shall be rendered as soon as possible thereafter. The decision for review shall be in writing and shall include the specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific reference to the pertinent Plan provisions on which the decision is based. The review decision by the Administrative Committee shall be considered final.

         8.6 Disputed Benefits. If any dispute shall arise between a Member, or other person claiming under a Member, and the Administrative Committee after the review of the claim for benefits, or if any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold payment of all or any part of the benefits payable hereunder to the Member, or other person claiming under the Member, until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

                                  ARTICLE IX.

                         Distributions from Trust Funds

         9.1 Occasions for Distributions. Distributions from the Trust shall be made to Members or Beneficiaries only upon the death, retirement, Total Permanent Disability or termination of employment of the Member as provided in
Article VII, Sections 7.2, 7.3, 7.4 and 7.5 hereof, respectively, or upon termination of the

Plan and Trust as provided in Article XVI hereof, and then only to the extent of the Member's vested interest in his Account and subject to the conditions and specifications hereinafter following.

         Notwithstanding any other provision of this Plan, unless the Member otherwise elects, the distribution to the Member shall commence no later than one year after the end of the Plan Year --

                  (a) in which the Member terminates employment for any of the events described in Section 7.2, 7.3 or 7.4 in Article VII of this Plan,

                  (b) which is the fifth Plan Year following the Plan Year in which the Member terminates employment for any other reason,

except in cases where the Member becomes reemployed by a Signatory Company during this period.

         9.2      Consent to Distribution; Special Rules Upon Reemployment.


                  (a) In those instances where a Member terminates his employment with the Signatory Company for any reason other than death or retirement and, as a result thereof, would otherwise be entitled to a distribution of his vested interest in his Account, no such distribution shall, under any circumstances, be authorized by the Administrative Committee nor effected by the Trustee prior to the death or retirement of such Member unless (i) the gross amount to be distributed is $3,500 or less, or (ii) the gross amount is in excess of $3,500 and the Member consents to the distribution and executes a distribution form supplied by the Administrative Committee signifying such consent. A certified copy of such distribution form shall be transmitted to the Trustee for its records along with written directions as to the amount, time and manner of distribution.

                  (b) In the event that a Member does not consent to a distribution as required under this Section 9.2, a separate ledger account shall be created for such Member. His Account shall be transferred to the separate ledger account. Such separate ledger account shall share in income and valuation adjustments pursuant to
         Article IV, Sections 4.5 and 4.6 until the vested Account Balance is distributed in full upon the Member's subsequent death, attainment of Normal Retirement Age or Total Permanent Disability.

                  (c) If an Employee returns to the employment of a Signatory Company after incurring a Forfeiture under Article VII,
         Section 7.6 and again becomes a Member under the Plan, a new Account shall be established for him as if he were a new Member. The new Account shall be maintained independently of the separate ledger account. Such account shall share in Employer Contributions, Forfeitures, income and valuation adjustments pursuant to Article IV and shall vest as determined under Article VII, Section 7.1. Upon subsequent termination of employment, the vested portion of the Account shall be distributed upon the Member's entitlement to a distribution under Article VII hereof or, if the Member again does not give the necessary consent to a distribution, such vested amount shall be added to the separate ledger account.

                  (d) If any reemployed Employee is reemployed before incurring five (5) consecutive years of Break-in-Service, and such Employee had received prior to his reemployment an entire distribution of the vested portion of his Account which was less than fully vested, the forfeited portion of his Account shall be reinstated only if he repays the full amount distributed to him before the end of the earlier of the following periods: (i) five (5) consecutive Years of Break-in-Service, or (ii) the period ending on the fifth (5th) anniversary of the Member's reemployment. If such Employee repays such full amount distributed to him, the undistributed portion of his Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the valuation date preceding his termination. Such restoration shall be paid from Employer Contributions, Forfeitures and income or gain to the Plan for the Plan Year of such restoration, as determined by the Administrative Committee. A reemployed Member who previously had a zero vested Account balance and thus received a deemed zero distribution under Article VII, Section 7.6 above, shall be deemed to have repaid his prior deemed zero distribution on the day of his reemployment. This provision shall be interpreted in a manner consistent with the transitional rules of Section 303(a)(2) of the Retirement Equity Act as to service prior to Plan Years beginning before January 1, 1985.

         9.3 Manner of Distributions. The Administrative Committee shall direct the Trustee, in writing, when to distribute the amounts referred to in Article VII, Sections 7.2, 7.3, 7.4 and 7.5, in accordance with the election of the Member:

                  (a) Distribution of such Member's benefit in a single payment; or

                  (b) Distributions in the manner provided in either subdivision (i) or (ii) below; provided, that the monies in the terminated Member's Account will be credited with their portion of the gains or losses of the Trust pursuant to Article IV, Sections 4.4 and 4.5.

                          (i) Distribution of a portion of his Plan benefit in a single distribution with the remainder distributed in substantially equal annual, quarterly or monthly installments plus income allocations and valuation adjustments pursuant to
                  Article IV, Sections 4.4 and 4.5, over a period equal to 5 years (or in the case of a Member with a Plan benefit in excess of $500,000, 5 years plus one additional year (but not to exceed 5 additional years) for each $100,000 or fraction thereof by which the Member's Plan benefits exceed $500,000). However, the Member may consent to a longer period in which case the period will be any time period which does not exceed the Member's life expectancy (or life expectancies of such Member and his designated Beneficiary); provided that the present value of the benefits to be distributed to the Member shall exceed fifty percent (50%) of the present value of the total benefit to be distributed to the Member and his designated Beneficiary, or

                           (ii) Distribution of his entire Plan benefit in substantially equal annual, quarterly or monthly installments plus income allocations and valuation adjustments pursuant to
                  Article IV, Sections 4.4 and 4.5, over a period equal to 5 years (or in the case of a Member with a Plan benefit in excess of $500,000, 5 years plus one additional year (but not to exceed 5 additional years) for each $100,000 or fraction thereof by which the Member's Plan benefits exceed $500,000). However, the Member may consent to a longer period which does not exceed the Member's life expectancy (or the life expectancies of such Member and his designated Beneficiary); provided that the present value of the benefits to be distributed to the Member shall exceed fifty percent (50%) of the present value of the total benefit to be distributed to the Member and his designated Beneficiary.

Except as provided in Article VII, Section 7.5 amounts shall not be distributed until the terminated Member incurs five consecutive years of Breaks-in-Service. In the event of the Member's death, the benefit shall be paid according to the method either set forth on the beneficiary designation on file with the Administrative Committee or elected by the Beneficiary or Beneficiaries.

         9.4 Time of Distributions. Distributions required by Section 9.3 hereof shall commence as soon as administratively feasible. Unless the Member executes an election form consented to by the Administrative Committee which states how and when benefits are to commence, payment of benefits to the Member shall in no event begin later than the sixtieth (60th) day after the latest of the close of the Plan Year in which:

                  (a)      the Member attains age 65,

                  (b) the Member has his tenth (10th) anniversary of the year in which he commenced participation in the Plan, and

                  (c) the Member's employment with a Signatory Company terminates.

         9.5 Mandatory Distributions. Notwithstanding any other provision in the Plan to the contrary, benefits shall be distributed to the Member or his Beneficiary no later than set forth in this Section.

                  (a) Mandatory Age Distribution. A Member's benefits shall be distributed to him no later than the April 1st of the calendar year following the calendar year in which the Member attains age 70 1/2. In the alternative, distributions to a Member may commence in such calendar year as set forth above, but the balance of his benefits must be distributed over the life of such

         Member (or lives of such Member and his designated Beneficiary) or over a time period not exceeding the Member's life expectancy (or the life expectancies of the Member and his designated Beneficiary).

                  (b) Mandatory Death Distribution. If the distribution of the member's benefits had commenced pursuant to Section 9.5(a) and the Member dies before his entire benefit is distributed to him, the remaining portion of his benefit will be distributed at least as rapidly as under the method of distribution being used pursuant to
         Section 9.5(a) as of the date of such Member's death. If a Member dies prior to the commencement of his benefit distribution pursuant to
         Section 9.5(a), the entire benefit of such Member will be distributed within five (5) years after the death of such Member. However, such five (5) year rule shall be disregarded for any portion of the Member's benefit which is payable to (or for the benefit of) a designated Beneficiary, such portion to be distributed (in accordance with regulations issued by the Secretary) over the life of such designated Beneficiary (or over a period not exceeding beyond the life expectancy of such Beneficiary), and such distributions commence not later than one (1) year after the date of the Member's death or such later date as the Secretary may prescribe by regulations. In such a situation, the benefit portion distributed to such Beneficiary shall be treated as distributed on the date on which such distribution begins.

                  In the event that the designated Beneficiary is the deceased Member's surviving spouse, the date on which the benefit distribution is required to commence shall be no earlier than the date on which the Member would have attained age 70 1/2. If the surviving spouse dies before the distributions to such spouse commence, this subsection shall be applied as if the surviving spouse were the Member. For purposes of this subsection, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under Treasury regulations).

                  (c) Recalculation of Life Expectancies. For purposes of this Section, the life expectancy of a Member and a Member's spouse may, in the discretion of the Administrative Committee, be redetermined but no more frequently than annually and in accordance with such rules as may be prescribed by Treasury regulations.

                  (d) Prior Irrevocable Election. If the Member made an irrevocable election prior to December 31, 1983 to defer the distribution of benefits beyond the dates set forth in Section 9.5(a) and (b), such election shall govern the distribution so long as said election was pursuant to the terms of the Plan at the time of the election.

To the extent the Administrative Committee has previously adopted a policy of not distributing benefits (as required under this Section) in accordance with any of the provisions of Prop. Reg. Section 1.401(a)(9)1 A4(c), then such distributions under this document shall be administered in a manner consistent with such previously-established policy.

         9.6 Distribution to Minors or Persons under Disability. Should any distribution hereunder become payable to a minor or to a person who, in the opinion of the Administrative Committee, is incapable of taking care of his affairs, the Administrative Committee may direct the Trustee to make such distribution in any one or combination of the following ways: (1) directly to such minor or person; (2) to the legal guardian of the person or estate of such minor or person; or (3) to a person or financial institution serving as Custodian for such Beneficiary under the Uniform Gifts to Minors Act of any state. Any distribution so made shall constitute full and complete discharge of any liability under the Plan with respect to the amount so distributed.

         9.7 Interest of Spouse of Member in the Event of Divorce. In the event of a divorce between a Member and his spouse and in the event that the Divorce Decree entered by the Court having jurisdiction in the matter gives such divorced spouse a portion of the Member's vested interest in his Account, the Trustee shall, pursuant to the direction of the Administrative Committee, segregate such amount in a separate account for the benefit of such spouse. Such account shall thereafter be held and administered as a part of the Trust Fund (but such account shall only share in income allocations and valuation adjustments of the Trust Fund). In the event the spouse is also awarded a portion of the future Employer Contributions which normally would be allocated to the Member's Account, the Administrative Committee, after it receives a certified copy of such Divorce Decree, shall instruct the Trustee to allocate such portion to the spouse's account. Within the period of time specified therein after the entry of the final Qualified Domestic Relations Order which complies with Section 414(p) of the Code (even if earlier than the "earliest retirement age" as defined in Section 414(p)(4)(B) of the Code) or, if no period of time is specified therein, at the time the Member or his Beneficiary becomes entitled to a distribution hereunder, the amounts held by the Trustee for the spouse shall be distributed to such spouse in a lump sum unless elected otherwise by such spouse. If such spouse should die prior to the time of distribution to such spouse hereunder, the amounts then held by the Trustee shall be paid over to the estate of such spouse within six (6) months after notification to the Trustee of the death of such spouse. All rights and benefits, including elections, provided to a Member in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Section 414(p) of the Code.

         9.8 Form of Distributions. Distributions from Accounts under this Plan will be made entirely in whole shares of Employer Stock.

The balance resulting from the value of any fractional shares will be distributed in cash.

         However, the Administrative Committee may distribute all of the benefits in cash, unless the Member exercises his right to make a written demand for Employer Stock on the form and in the manner prescribed by the Administrative Committee for this purpose. In the event that a distribution of cash is made, the Administrative Committee shall arrange for the sale of Employer Stock in the account at a reasonable time prior to the date of distribution and the net cash proceeds of the sale shall be the amount distributed to the Member in lieu of such Employer Stock.

         9.9 Restrictions on Distributed Stock of Signatory Companies and Their Affiliated Companies Which is not Publicly Traded. Employer Stock distributed to the Member from the Plan, to the extent such stock is not then publicly traded, shall be restricted as to sale or transfer according to the provisions of this Section 9.9, such other restrictions as provided in the ByLaws or Articles of Incorporation of the Signatory Company or Affiliated Company issuing the stock (hereinafter sometimes called "Issuing Corporation"), and as required by applicable Federal or State Securities Laws.

         (a) Right of First Refusal. In the event a shareholder receives an offer (hereinafter referred to as the "Proposed Offer") for the purchase of all or a portion of his shares of Employer Stock received from the Trust (hereinafter referred to as "Offered Shares"), or any rights or interest therein which the shareholder would like to accept, such shareholder (hereinafter referred to as

"Offering Shareholder") shall obtain from his offeror the Proposed Offer (which by its terms must be open for a period of not less than thirty (30) days) in writing, and shall transmit it along with a notice of his intention to accept the Proposed Offer to the Trustee, said notice being made in the manner set forth in subsection (c) below. Concurrent with the notice to the Trustee, the Offering Shareholder shall also give notice to the Issuing Corporation in the manner and at the address set forth in subsection (c) below.

                  (i) Upon receipt of the notice with respect to the Proposed Offer, the Trustee shall have the exclusive right and option, exercisable at any time during a period of fourteen (14) days from the date of said notice, to elect to purchase any or all of the Offered Shares at a price no less than the price in the Proposed Offer (unless the price offered by the bona fide third party offeree is less than the fair market value of the Offered Shares, in which case the price at which the Trustee may acquire the stock shall be its fair market value) and on the same terms and conditions as set out in such notice of Proposed Offer. During such fourteen (14) day period, the Trustee shall give written notification to the Offering Shareholder and the Issuing Corporation specifying the number of shares which it shall purchase from the Offering Shareholder.

                  (ii) In the event that the Trustee elects to purchase fewer than all of the shares offered to it, the Issuing Corporation shall be entitled during the remainder of such fourteen (14) day period to elect to purchase the Offered Shares not purchased by the Trustee at a price no less than the price in the Proposed Offer (unless the price offered by the bona fide third party offeree is less than the fair market value of the Offered Shares, in which case the price at which the Issuing Corporation may acquire the stock shall be its fair market value) and on the same terms and conditions as set out in such notice of Proposed Offer. During such remainder of the fourteen (14) day period, the Issuing Corporation shall give written notification to the Offering Shareholder and the Trustee specifying the number of shares which it shall purchase from the Offering Shareholder.

At the time when all options are either exercised or have lapsed, the Offering Shareholder shall have the right to transfer the Offered Shares not to be purchased by either the Trustee or the Issuing Corporation to the prospective purchaser at a price equal to or in excess of that price specified in the Proposed Offer for a period of sixty (60) days following the date when all options are either exercised or have lapsed, free and clear of any restrictions against transfer that might otherwise have been created hereby. If a sale to the prospective purchaser is not made within the sixty (60) day period herein, the restrictions contained herein shall continue in effect. The right of the Issuing Corporation to exercise its option to purchase shall be subject to the laws of the State of Texas governing the rights of the Corporation to purchase its own shares, and provided further, that the right of the Issuing Corporation or any other person to purchase shares shall be subject to compliance with applicable Federal and State Securities laws.

         (b) Closing. Sales and purchases involving the Trustee or the Issuing Corporation shall be consummated within thirty (30) days of the expiration of the option period provided in subparagraphs (i) and (ii) of subsection (a) hereof, at the time and place specified by the Issuing Corporation by notice to all concerned parties.

         (c) Notices. All notices required to be given hereunder shall be deemed to be duly given by personally delivering such notice or by mailing it via registered mail as follows:

                 (i) If to the Trustee, addressed to the Trustee at the address provided by the Corporation creating this Plan and Trust; and

                (ii) If to the Issuing Corporation, addressed to the Secretary at the Issuing Corporation's principal address.

         (d) Restriction Legend. All certificates representing shares of Employer Stock distributed as benefits from the Trust which are issued while this Section 9.9 is in effect shall have endorsed upon them the following legend:

                The shares represented by this certificate are subject to restrictions against transfer under the terms of Article IX, Section
         9.9 of the Fifth Amendment and Restatement of the Team, Inc. Employee Stock Ownership Plan and Trust to which the Corporation issuing these shares is a signatory, which Fifth Amendment and Restatement requires, among other things, that the holder hereof offer to sell his shares to the Trustee and the Issuing Corporation prior to making any transfer of his shares. The Corporation will furnish, without charge, to the holder of this certificate, upon written request to it at its principal place of business or registered office, a copy of Article IX, Section 9.9 of the Fifth Amendment and Restatement.

The Trustee shall be responsible for seeing that all certificates issued as a result of a distribution of benefits from the Trust contain the foregoing legend.

         9.10    Put Option.

           (a) Grant of Option. Any Employer Stock either purchased by the Trust or contributed by the Signatory Company shall be subject to a put option if it is not publicly traded when distributed or if it is subject to a trading limitation when distributed. For purposes of this Section 9.10, a trading limitation shall be deemed to be any restriction under any federal or state securities law, any regulation thereunder, or any agreement affecting the Employer Stock which would make such Employer Stock not as freely tradable as would be the case were it not subject to such restrictions. Under such option, the holder of such Employer Stock shall be entitled to require that the Signatory Company purchase such Employer Stock under the terms and conditions set forth herein. The holder of the Employer Stock shall include not only a Member or former Member in that Plan, but also a donee of such Member or former Member or a person to whom the Employer Stock passes by reason of death of such Member or former Member.

         (b) Duration of Option. The option described in this Section 9.10 shall be exercisable at any time during the sixty (60) day period beginning on the date the Employer Stock subject to the option is distributed from the Plan. If the Holder does not exercise this option, the option shall be exercisable for an additional sixty (60) day period beginning on the first day of the Plan Year immediately following the Plan Year in which the first sixty (60) day period expired. In the event that the Employer Stock is publicly traded without restrictions when distributed but ceases to be so traded before the expiration of both option periods, the Signatory Company shall notify each holder of such Employer Stock, in writing, that the Employer Stock has ceased to be so traded and that the Employer Stock shall be subject to the option described herein for a period of sixty (60) days from the date of such notice. The notice shall also inform the holders of such Employer Stock of the terms of the option described herein.

         (c) Exercise. The put option described herein shall be exercised by the holder of the Employer Stock by notifying the Signatory Company, in writing, that the option is being exercised.

         (d) Price. The price which the Signatory Company shall pay for the Employer Stock upon exercise of the option described herein shall be the fair market value of the Employer Stock on the date the option is exercised. The fair market value shall be determined in good faith and based upon all relevant factors, including the latest annual valuation.

         (e) Payment Terms. Within thirty (30) days following the exercise of an option as described herein, the Signatory Company, in its discretion, shall pay to the holder of the Employer Stock either (i) the total purchase price, or
(ii) an amount equal to one-sixth of the purchase price and shall execute a note in the principal amount equal to the balance of the purchase price, payable to the Holder of the Employer Stock. Such note shall bear a reasonable rate of interest and shall be secured by adequate security. The term of such note shall be for a period determined by the Signatory Company, but in no event for a term in excess of five (5) years after the date the option is exercised. The principal of such note shall be payable in accordance with its terms, but in no event shall such principal amount be payable in more than five (5) equal annual installments. The Signatory Company's discretion in determining the method of payment shall be applied in a uniform, consistent and nondiscriminatory manner. Notwithstanding the preceding provisions of this Section 9.10(e), payment shall be in the form of the total purchase under clause (i) above and not deferred as in clause (ii) above, if distribution is made in annual installments under
Article IX, Section 9.3(b)(i) and if such distribution is attributable to Employer Stock acquired by the Plan after December 31, 1986.

         (f) Option Nonterminable. The option described herein shall apply to all Employer Stock purchased by the Plan. Such put option shall be nonterminable irrespective of whether the Plan continues to be a non-leveraged employee stock ownership plan (i.e., other than one within the meaning of Section 4975(e)(7) of the Code) which is a stock bonus plan. Notwithstanding any provision in this Plan to the contrary, the Plan may not be amended in any fashion which would have the effect of terminating such option, as long as required pursuant to
Section 401(a)(23) of the Code.

         9.11 Direct Rollover of Distribution. This Section 9.11 applies to all distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 9.11, a distributee may elect at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         a) Eligible rollover distribution: For purposes of this Section 9.11, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         b) Eligible retirement plan: For purposes of this Section 9.11, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         c) Distributee: For purposes of this Section 9.11, a distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         d) Direct rollover: For purposes of this Section 9.11, a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Treasury Regulation Section 1.411(a)11(c) is given, provided that:

                       (1) the Administrative Committee clearly informs the Member that the Member has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                        (2) the Member, after receiving the notice, affirmatively elects a distribution.

         9.12 Missing Participant. If at the time a distribution is due to be made to a Member or Beneficiary under this Plan such Member or Beneficiary is missing, unavailable, or whose whereabouts are otherwise unknown, after reasonable inquiries are made to locate such Member or Beneficiary by the Administrative Committee including mailing a notice of such distribution to the last known address, the total amount of such benefit may be forfeited in or after the Plan Year (and such forfeiture will be applied to defray administration costs of the Plan) in accordance with the provisions of Reg. Section 1.411(a)4(b)(6) pursuant to which such benefit will be reinstated if a claim is later made by such Member or Beneficiary therefor. Notwithstanding the preceding sentence, in the event of the complete termination of the Plan, amounts of Accounts and benefits under this Plan due to be distributed to missing Members or Beneficiaries shall be preserved and protected outside the Plan by purchase of annuity or other acceptable method including the establishment of a individual retirement account or other bank or financial institution interest bearing or fixed income account in the name of or for the benefit of such missing Member or Beneficiary.

                                   ARTICLE X.

                              Top Heavy Provisions

        10.1 Determination of Top Heavy Plan Status. The Plan shall be considered a Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group exceeds sixty percent (60%) of the Aggregate Accounts of all Members under this Plan and any plan of an Aggregation Group. If a Member, who was a Key Employee for any prior Plan Year, is a Non-Key Employee for any Plan Year, such

Member's Aggregate Account balance shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group). In addition, the Account balance of any Member who has not within the past five (5) years performed any services for the Signatory Company shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group).

         10.2 Determination of Super Top Heavy Plan Status. The Plan shall be considered a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group exceeds ninety percent (90%) of the Aggregate Accounts of all Members under this Plan and any plan of an Aggregation Group. For purposes of determining if the Plan is a Super Top Heavy Plan, a Member's inclusion in the Key Employee grouping shall be determined in the manner set forth in Section 10.1.

         10.3 Aggregate Accounts. A Member's Aggregate Account as of the Determination Date shall be the sum of:

                  (a) his Account balance as of the most recent valuation date occurring within a twelve (12) month period ending on the Determination Date;

                  (b) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                  (c) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Member's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group will be counted; and

                  (d) any Employee contributions whether voluntary or mandatory. However, amounts attributable to tax deductible qualified Employee contributions shall not be considered to be a part of the Member's Aggregate Account balance.

         10.4     Aggregation Group. An Aggregation Group for purposes of this
Article is either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined. In determining Aggregation Groups, "Employer" means an employer as defined in Section 416 of the Code and the regulations issued thereunder.

                  (a) Required Aggregation Group. In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (b) Permissive Aggregation Group. The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and
         410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive

         Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (c) Aggregation of Multiple Plans. When more than one plan is aggregated, the Aggregate Accounts (including distributions for Key Employees and all Employees) are determined separately for each plan as of each plan's Determination Date. The plans are then aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

         10.5 Top Heavy Plan Requirements. For any Plan Year in which the Plan is considered to be a Top Heavy Plan, the Plan shall:

                  (a) require minimum allocations to Non-Key Employees pursuant to Section 10.6; and

                  (b) use the following vesting schedule in determining the "vested interest" of an Employee pursuant to Article VII, Section 7.1 for any Employee whose Account will vest faster in such Plan Year under the following schedule:

                                                           Percentage of
                                                      Participating Employee's
             Years of Service                       Account that Becomes Vested
             ----------------                       ---------------------------
         Less than two years. . . . . . . . . . .               0%

         Two years, but
         less than three years. . . . . . . . . .              20%

         Three years, but
         less than four years . . . . . . . . . .              40%

         Four years, but
         less than five years . . . . . . . . . .              60%

         Five years, but
         less than six years. . . . . . . . . . .              80%

         Six years or more. . . . . . . . . . . .             100%

         10.6 Allocations to Non-Key Employees. For any Plan Year in which the plan is determined to be a Top Heavy Plan, the following allocation provisions shall be operational and supplement Article IV, Section 4.3.

                  (a) Minimum Allocations Required for Top Heavy Plan Years. Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the total of the Employer Contributions and reallocated Forfeitures allocated to the Member's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's Considered Compensation. However, should the sum of the total of the Employer Contributions and reallocated Forfeitures allocated to the Member's Account of each Key Employee for such Top Heavy Plan Year be less than three percent (3%) of each Key Employee's Considered Compensation, the sum of the total of the Employer Contributions and reallocated Forfeitures allocated to the Member's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Member's Account of each Key Employee. For allocation purposes where contributions to Key Employees are less than three percent (3%) of Considered Compensation, amounts contributed by Key Employees to a salary deferral plan must be included as part of such Key Employee's Considered Compensation for purposes of determining contributions made on behalf of Key Employees.

                  (b) Extra Minimum Allocation Permitted for Top Heavy Plans other than Super Top Heavy Plans. If a Key Employee is a Member in both a defined contribution plan and a defined benefit pension plan that are both part of a Top Heavy Group (but neither of such plans is a Super Top Heavy Plan), the defined contribution and the defined benefit fractions set forth in Article V, Section 5.2 shall remain unchanged, provided the Member's Account of each Non-Key Employee who is a Member receives an extra allocation (in addition to the minimum allocation set forth above) equal to not less than one percent (1%) of such Non-Key Employee's Considered Compensation.

                  (c) Computation of the Minimum Contribution. For purposes of the minimum allocations set forth above, the percentage allocated to the Member's Account of any Key Employee shall be equal to the ratio of the sum of the total of the Employer Contribution and reallocated Forfeitures allocated on behalf of such Key Employee divided by the Considered Compensation for such Key Employee.

                  (d) Eligibility for the Minimum Contribution. For any Plan Year in which the Plan is a Top Heavy Plan, the minimum allocations set forth above shall be allocated to the Members' Accounts of all Non-Key Employees who are Members and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who are Members but have failed to complete a Year of Service regardless of compensation.

                  (e) Alternative Methods of Complying with the Minimum Benefit Requirement. Notwithstanding anything herein to the contrary, in any Plan Year in which a Non- Key Employee is a Member in both this Plan and a defined benefit pension plan, and both such plans are Top Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, for Non-Key Employees who are participating in a defined benefit plan maintained by the Employer and the minimum benefits under
         Section 416(c)(2) of the Code are accruing to a Non-Key Employee under such Plan, the minimum allocations provided for above shall not be applicable, and no minimum contribution shall be made to the Plan on behalf of the Non-Key Employee. Alternatively, the Employer may satisfy the minimum benefit requirement of Section 416(c)(1)(E) of the Code for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfies the safe harbor rules contained in Treasury Regulation Section 1.4161(M-12).

                  (f) Accounting. The Administrative Committee may establish a second Account for each Member to which allocations are credited for Plan Years in which the Plan is a Top Heavy Plan or a Super Top Heavy Plan. Such separate Accounts shall be credited with income allocations and earning adjustments pursuant to Article IV, Section 4.4 and 4.5.

                                   ARTICLE XI.

                              Other Qualified Plans

         11.1 Transfers from Other Qualified Plans. With the consent of the Administrative Committee, assets compatible with the investment objectives of this Plan may be transferred to this Plan and Trust from any other qualified plan meeting the requirements of Section 401(a) of the Code which is maintained by a Signatory Company or by a predecessor employer of the Member for the benefit of the Member if he is one hundred percent (100%) vested in such assets, or from an Individual Retirement Account ("IRA") to the extent that the assets from such IRA had been previously rolled over from another qualified plan and that such rollover into the

Plan is permitted under the Code. However, in the event the Member rolls over assets from his IRA to the Plan, he shall first certify to the Administrative Committee the amount he rolled over into the IRA and both the name and classification of the previous qualified plan. In no instance may assets be transferred directly or indirectly from any other qualified plan meeting the requirements of Section 401(a) of the Code which is not exempt from the joint and survivor annuity requirements of Section 401(a)(11) of the Code; provided, however, that if by mistake or otherwise any such benefits are transferred to the Plan on behalf of a Member from (a) a defined benefit plan, (b) a defined contribution plan subject to Section 412 of the Code, or (c) a defined contribution plan which is subject to Sections 401(a)(11) and 417 of the Code with respect to that Member, such benefits shall be subject to the requirements of Prop. Reg. Section 1.401(a)11T Q & A 7 and 8, including the separate accounting requirement for such benefits. The assets so transferred shall be accompanied by written instructions from the Administrative Committee to the Trustee identifying the other plan, the Member's IRA (if applicable), this Plan, the name of the Member, his one hundred percent (100%) vested interest therein, the actual contributions of the Member and the Signatory Company or predecessor employer, as the case may be, and the current value of the assets attributable thereto. Such transferred assets shall be credited to such Member's Account as a fully vested portion thereof.

         11.2 Transfers to Other Qualified Plans. The Administrative Committee may, upon written request of a Member otherwise entitled to receive a distribution of benefits under Article IX, direct the Trustee to transfer the vested amount of such Member's Account hereunder to another qualified plan meeting the requirements of Section 401(a) of the Code which is maintained by the Signatory Company or a successor employer of the Member and which makes provision for receiving such transferred assets. The assets so transferred shall be accompanied by written instructions from the Administrative Committee identifying this Plan, the other plan, the name of the Member, his one hundred percent (100%) vested interest, the actual Employer Contributions of the Signatory Company and the current value of the assets attributable thereto. Prior to the transfer of any assets, the Trustee must be satisfied that the holding of such assets is permitted in the transferee trust. Upon receipt of such written instructions, the Trustee shall effect the transfer of the Member's Account. Such transferred assets shall be credited to such Member's Account in the transferee plan and trust as a fully vested portion thereof.

                                  ARTICLE XII.

                            Administrative Committee

         12.1 Appointment, Resignation and Removal. The Board of Directors of the Corporation shall appoint an Administrative Committee of one or more persons, the members of which shall serve until resignation, death or removal. Any member of the Administrative Committee may resign at any time by mailing written notice of such resignation to the Board of Directors of the Corporation thirty (30) days before the effective date of such resignation. Such notice may be waived by written consent of the

Corporation. Any member of the Administrative Committee may be removed by the Board of Directors of the Corporation with or without cause. Vacancies in the Administrative Committee arising by resignation, death, removal or otherwise shall be filled by such persons as may be appointed by the Board of Directors of the Corporation. Each member of the Administrative Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Administrative Committee under and pursuant to this Plan and by filing such consent with the Corporation.

         12.2 Rights, Powers and Authority. The Administrative Committee shall have general supervision of the administration of the Plan and Trust according to the terms and provisions of this document and shall have all powers necessary to accomplish such purposes, including, but not limited to, the right, power and authority:

                  (a) To make rules and regulations for the administration of the Plan and Trust which are not inconsistent with the terms and provisions hereof; provided, that such rules and regulations are evidenced in writing and copies thereof are delivered to the Trustee and to each Signatory Company;

                  (b) To construe all terms, provisions, conditions and limitations of the Plan and Trust; and its construction thereof, made in good faith and without discrimination in favor of or against any Member, shall be final and conclusive on all parties at interest;

                  (c) To correct any defect or supply any omission or reconcile any inconsistency which may appear in the Plan and Trust, in such manner and to such extent as it shall deem expedient to carry the Plan and Trust into effect for the greatest benefit of all parties at interest, and its judgment of such expediency shall be final and conclusive on all parties at interest;

                  (d) To select, employ and compensate from time to time such consultants, actuaries, accountants, attorneys and other agents and employees as the Administrative Committee may deem necessary or advisable for the proper and efficient administration of the Plan or Trust; and any agent or employee so selected by the Administrative Committee may be a person or firm then, theretofore, or thereafter serving any Signatory Company in any capacity;

                  (e) To determine all questions relating to the eligibility of Employees to become Members and to determine the Years of Service and the amount of Considered Compensation upon which the benefits of each Member shall be calculated;

                  (f) To determine all questions relating to the administration of the Plan and Trust, including, but not limited to, differences of opinion which may arise between a Signatory Company, the Trustee, a Member or any of them; and, whenever it is deemed advisable, to determine such questions in order to promote the uniform and nondiscriminatory administration of the Plan and Trust for the benefit of all parties at interest;

                  (g) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits;

                  (h) To direct and instruct the Trustee, in writing, how to vote all shares of Employer Stock which the Trustee is authorized to vote pursuant to Article XIV, Section 14.3; and

                  (i) To direct and instruct the Trustee in all matters relating to the purchase of Qualifying Employer Securities.

        12.3 Administration. Whenever, in the administration of the Plan, any action is taken by the Administrative Committee, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Members who are officers, shareholders, partners or highly compensated. The Administrative Committee shall keep records containing all relevant data pertaining to individual Members and their rights under the Plan and is charged with the duty of seeing that each Member receives the benefits to which he is entitled. Any Employee may consult with the Administrative Committee on any matter or matters relating to the Plan. The Administrative Committee shall supply each Member with a designation of beneficiary form which may be completed and signed by the Member pursuant to Article VI, Section 6.2 and filed with the Administrative Committee, with any other forms it shall require in connection with the administration of the Plan.

         12.4 Annual Audit of Plan. Unless otherwise relieved of the responsibility to file audited financial statements with the Department of Labor, if the Plan has one hundred (100) or more Members, it shall be the duty and responsibility of the Administrative Committee to engage, on behalf of all Members, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust and of other books and records of the Plan and Trust as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Department of Labor or furnished to each Member are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year. Such examination shall be conducted in accordance with generally accepted auditing standards and shall involve such tests of the books and records of the Plan and Trust as the Certified Public Accountant considers necessary. However, if the statements required to be submitted as part of the reports to the Department of Labor are prepared by a bank or similar institution or insurance carrier regulated and supervised and subject to periodic examination by a state or federal agency and if such statements are certified by the preparer as accurate and if such statements are, in fact, made a part of the annual report to the Department of Labor, then the examination required by the foregoing provisions of this Section shall be optional with the Administrative Committee.

         12.5 Chairman and Secretary. The Administrative Committee may select a Chairman from among its members who shall preside at all meetings of the Administrative Committee and who shall be authorized to execute all documents in the name of the Administrative Committee. In addition, it shall select a Secretary who may or may not be a member of the Administrative Committee and who shall keep the minutes of the Administrative Committee's proceedings and all records, documents and data pertaining to the Administrative Committee's supervision of the administration of the Plan and Trust.

         12.6 Quorum and Voting Majority. A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present and voting at any meeting shall decide any question brought before such meeting. The Administrative Committee may decide any question by the vote, taken without a meeting, of a majority of its members.

         12.7 Limitation on Voting. A member of the Administrative Committee who is also a Member hereunder shall not vote or act upon any matter relating solely to himself.

         12.8 Delegation of Rights, Powers and Duties. The Chairman or the Secretary of the Administrative Committee may execute any certificate or other written evidence of the action of the Administrative Committee. The Administrative Committee may delegate any of its rights, powers, and duties to any one or more of its members, including the power to execute any document on behalf of the Administrative Committee, in which event the Administrative Committee shall notify the Trustee, in writing, of such action and the name or names of its members so designated. The Trustee thereafter shall accept and may rely upon any document executed by such member or members as representing action by the Administrative Committee until the Administrative Committee shall file with the Trustee a written revocation of such designation.

         12.9 Liability. Except to the extent that such liability is created by Section 405 of the Act, no member of the Administrative Committee shall be liable for any act or omission of any other member of the Administrative Committee, nor for any act or omission on his own part, except for his own gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder.

         12.10 Compensation and Expense. The members of the Administrative Committee shall serve without compensation for their services, but all expenses of the Administrative Committee, including premiums for bonds for each member thereof as required by Section 12.11 hereof, shall be paid by each Signatory Company in the proportion that the total amount in the Accounts of the Members of such Signatory Company bears to the total amount in the Accounts of the Members of all Signatory Companies; provided, however, that at the election of all of the Signatory Companies, such expenses (except the premiums for the required bonds under Section 12.11) may be paid from the Trust Fund.

         12.11    Bonds.    Each and every member of the Administrative
Committee shall be required to give bond for the faithful performance of his duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors of the Corporation but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled shall be determined by the funds handled by the Administrative Committee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Administrative Committee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the members of the Administrative Committee, directly or through connivance with others.

         12.12 Indemnity. The Signatory Companies shall indemnify and save the members of the Administrative Committee, and each of them, harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Administrative Committee) and liabilities (including any amounts paid in settlement with the

Administrative Committee's approval) or other effects and consequences arising from any act, omission or conduct in their official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member. Any amounts paid or owing under this Section 12.12 shall be considered as an expense of the Administrative Committee to be paid by the respective Signatory Companies as provided in Section 12.10 hereof. It is expressly provided, however, that any excise tax assessed against any member or members of the Administrative Committee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Administrative Committee to be paid by the Signatory Companies as hereinabove provided.

         12.13 Reporting and Disclosure. The Administrative Committee shall file or cause to be filed with the appropriate office of the Internal Revenue Service and the Department of Labor all reports, returns, notices and other information required under the Act or Code, including, but not limited to, the plan description, summary plan description, annual reports and amendments thereto, requests for determination letters, annual reports and registration statements required by Section 6057(a) of the Code, returns and reports required by Section 6047(c) of the Code, and shall provide the Members and their Beneficiaries with such information as may be required by the Act or Code. Nothing contained in this document shall give any Member or Beneficiary the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary.

         12.14 Annual Statement to Members. Within one hundred twenty (120) days after the end of each Plan Year, or as soon thereafter as administratively feasible, the Administrative Committee shall transmit to each Member or Beneficiary a written statement showing, as of the end of such Plan Year:

                  (a) The balance in his Account as of the last day of the preceding Plan Year;

                  (b) The amount of Employer Contributions and Forfeitures allocated to his Account for the Plan Year;

                  (c) The adjustment of his Account to reflect his share of the income, valuation adjustments and expenses of the Trust for the Plan Year;

                  (d)      The new balance in his Account; and

                  (e) Such other information as may be required under the Code and regulations thereunder.

         12.15 Signatory Company to Supply Information. To enable the Administrative Committee to perform its functions, the Signatory Company shall supply full and timely information to the Administrative Committee on all matters relating to the compensation of all Members, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment and such other pertinent facts as the Administrative Committee may require; and the Administrative Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrative Committee may rely upon such information as is supplied by the Signatory Company and shall have no duty or responsibility to verify such information.

         12.16 Valuation of Employer Stock. The Administrative Committee shall annually, as of the last day of each Plan Year, and at such other times as the Trustee shall request, determine the fair market value of the Employer Stock held by the Trust Fund. If the Employer Stock is not traded on a national securities exchange or over-the-counter, the Administrative Committee shall engage a "qualified independent appraiser" to determine the fair market value of such securities. For this purpose the term "qualified independent appraiser" shall satisfy the requirements set forth under Sections 401(a)(28)(C) and 170(a)(1) of the Code and the regulations thereunder. In each instance the Administrative Committee shall have the appraiser prepare adequate written documentation showing the scope of the evaluation and the valuation method or methods used in arriving at the fair market value of the securities. The expense incurred by the Administrative Committee with respect to such valuation shall be considered an administrative expense of the Trust to be paid by the Signatory Company as heretofore provided.

                                  ARTICLE XIII.

                                     Trustee

         13.1 Acceptance and Holding of Funds. The Trustee shall retain, manage, administer and hold the Trust Fund in accordance with the terms of this Plan. The Trustee shall receive any securities or other property that are tendered to the Trustee and that the Trustee deems acceptable. The Trustee shall have no duty to compel any Employer Contribution to the Trust Fund by a Signatory Company.

         13.2 Responsibility for Actions. The Trustee shall not be responsible for any acts or omissions of the Administrative

Committee and may assume that the Administrative Committee is discharging its duties under this Plan until and unless it is notified to the contrary, in writing, by any person known to be a Member of the Plan or by a Signatory Company. If the Trustee receives such notice, the Trustee may exercise its own discretion and may apply to a court of competent jurisdiction for guidance with respect to the disposition of the Trust Fund or any other matter. Any powers granted to the Trustee that are to be exercised according to the direction of the Administrative Committee shall be exercised by the Trustee exactly as directed by the Administrative Committee in a written instrument signed by the person or persons authorized to sign for the Administrative Committee and delivered to the Trustee. The Trustee shall have absolutely no liability for any loss or breach of trust of any kind which may result from any action or failure of action due to its compliance with written direction from the Administrative Committee (whether or not such action is to be taken solely at the direction of the Administrative Committee) or for a failure on the part of the Administrative Committee to give a written direction properly or within a required period of time. The Trustee may accept as true all papers, certificates, statements and representations of fact that are presented to it without investigation or verification if the Trustee believes them to be genuine, to have been signed by the Administrative Committee and to be the act of the Administrative Committee, and may rely solely on the written advice of the Administrative Committee on any question of fact. If at any time the Administrative Committee shall fail to give directions or instructions to the Trustee or to express its consent and approval to proposed action within a reasonable time after consent and approval is requested by the Trustee, the Trustee, although being under no obligation to do so, may act (and shall be protected in so acting) without such directions, instructions, consent or approval and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in order to effectuate the purposes of this document.

         13.3 Resolutions of Board of Directors. The Trustee shall be fully protected in relying upon a resolution of the Board of Directors of the Corporation, which may be certified by the Corporation's secretary or assistant secretary, as to the membership of the Administrative Committee until a subsequent resolution is filed with the Trustee by the Board of Directors.

         13.4 Judicial Protection. The Trustee may seek judicial protection for any action or proceeding it deems necessary to settle the accounts of the Trustee; a judicial determination or a declaratory judgment as to a question of construction of the Plan or Trust; or judicial instruction as to action under this Plan or Trust. The Trustee need join only the Administrative Committee and the Signatory Company as parties defendant although the Trustee may join other parties. The district court of Harris County, Texas shall have jurisdiction and venue in all such matters. However, the Trustee may choose to bring suit in either federal or state court.

         13.5 Dealings with Third Parties. No person dealing with the Trustee shall be required to verify the application by the Trustee for Trust purposes of any money paid or other property delivered to the Trustee. All persons dealing with the Trustee shall be entitled to rely upon the representations of the Trustee as to its authority and are released from any duty of inquiry with respect thereto. Any action of the Trustee hereunder shall be conclusively evidenced for all purposes of this document by a certificate duly signed by the Trustee, and such certificate shall be conclusive evidence of the facts recited therein and shall fully protect all persons relying upon the truth thereof. Any person dealing with the Trustee in good faith shall not be required to inquire whether the Administrative Committee has instructed the Trustee or whether the Trustee is otherwise authorized to take or omit any action. Any such person shall be fully protected in acting upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by such person to be genuine, to have been signed by the Trustee and to be the act of the Trustee.

         13.6 Annual Accounting by Trustee. Within one hundred twenty (120) days after the end of each Plan Year, or as soon thereafter as administratively feasible, the Trustee shall render to the Administrative Committee a written accounting of its administration of the Trust Fund showing all receipts and disbursements during the preceding Plan Year and the market value of the assets of the Trust Fund as of the end of such Plan Year. The written approval of any accounting by the Administrative Committee as to all matters and transactions stated or shown therein relating to the Trust shall be final and binding upon the Administrative Committee, each Signatory Company and upon all persons who shall then be or shall thereafter become interested in such Trust, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting as if such accounting had been settled by decree of a court of competent jurisdiction. The failure of the Administrative Committee to notify the Trustee of its disapproval of such accounting within sixty (60) days after receipt of any such accounting shall be equivalent to written approval. The Trustee shall have, nevertheless, the right to have its accounts settled by judicial proceeding. The records of the Trustee as to the Trust Fund may be inspected by the Administrative Committee or Signatory Company during normal business hours of the Trustee.

         13.7 Preparation of Annual Statements to Members. The Trustee shall provide any assistance and information requested by the Administrative Committee in conjunction with the preparation of the annual statements to Members in accordance with Section 12.14.

         13.8 Resignation of Trustee. The Trustee may resign at any time by giving ninety (90) days' written notice to the Corporation. Such notice may be waived by written consent of the Corporation. Upon such resignation, the Trustee shall within a reasonable time after the effective date of such resignation render to the Administrative Committee a written account of its administration of the Trust for the period following that which was covered by the last annual accounting, through the effective date of resignation.

         13.9 Removal of Trustee. The Corporation may remove any Trustee at any time by giving thirty (30) days' written notice. Such notice may be waived by written consent of the Trustee being removed. In the event of removal, the Trustee shall be under the same duty to settle its accounts as provided in Section 13.6 above.

         13.10 Appointment of Successor Trustee. The resignation or removal of a Trustee shall not terminate the Trust. In the event of a vacancy in the position of Trustee at any time, the Corporation shall designate and appoint a successor Trustee. Any successor Trustee, upon executing an acknowledged acceptance of the trusteeship and upon settlement of the accounts and discharge of the retiring Trustee, shall be vested, without further act on the part of anyone, with all the estates, titles, rights, powers, duties and discretions granted to the retiring Trustee. The retiring Trustee shall execute and deliver such assignments or other instruments as may be deemed advisable by the successor Trustee.

         13.11 Trustee's Compensation and Expenses. The Trustee may receive reasonable compensation as may be agreed upon from time to time; provided, however, that no person serving as Trustee who receives full-time compensation from a Signatory Company or group of Signatory Companies shall receive compensation from the Trust Fund except for reimbursement of expenses properly and actually paid. All brokerage costs, transfer taxes and expenses incurred in connection with the investment and reinvestment of the Trust Fund, all income taxes or other taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or with respect to the Trust Fund, and any interest which may be payable on money borrowed by the Trustee for the purposes of the Trust, shall be paid from the Trust Fund, and, until paid, shall constitute a

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
charge upon the Trust Fund. All other administrative expenses incurred by the Trustee in the performance of its duties, including fees for legal, appraisal and accounting services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time between the Corporation and the Trustee, all premiums for bonds required under Section 13.12 hereof and all other proper charges and disbursements of the Trustee, shall be paid by each Signatory Company in the proportion that the total amount in the Accounts of the Members of such Signatory Company bears to the total amount in the Accounts of the Members of all Signatory Companies; provided, however, that at the election of all of the Signatory Companies, such expenses (except premiums for required bonds under Section 13.12 hereof) may be paid from the Trust Fund. It is expressly provided, however, that any excise tax assessed against any Trustee pursuant to the provisions of Section 4975 of the Code shall not, for purposes of this Plan and Trust, be considered an expense of the Trust to be paid by the Signatory Companies as hereinabove provided. In the instance where Trustee's fees have been billed, but no payment has been received within thirty days of invoicing, the Trustee may charge such outstanding fees to the Trust balance.

         13.12 Bonds. Unless otherwise specifically exempted by federal statute or regulations promulgated thereunder, each and every Trustee shall be required to give bond for the faithful performance of its duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors of the Corporation but shall not

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be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled by the Trustee shall be determined by the funds handled by the Trustee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Trustee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the Trustee, directly or through connivance with others. However, this Section 13.12 shall not apply as to any Trustee who is also a member of the Administrative Committee and who has given bond as required by Article XII, Section 12.11 hereof.

         13.13 Indemnity. The Signatory Companies shall indemnify and save the Trustee harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Trustee) and liabilities (including any amounts paid in settlement with the Trustee's approval) or other effects and consequences arising from any act, omission or conduct in its official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of the Trustee. Any amounts paid or owing under this
Section 13.13 shall be considered as an expense of the Trustee to be paid by the respective Signatory Companies as provided in Section 13.11 hereof. It is expressly provided, however, that any excise tax assessed against the Trustee pursuant to the provisions of Section 4975 of the Code shall not, for purposes of this Plan and Trust, be considered an expense of the Trustee to be paid by the Signatory Companies as hereinabove provided.

         13.14 Voting of Employer Stock. If the Employer Stock is not publicly traded, each Member shall have the right to direct the Trustee as to the manner in which the shares of Employer Stock acquired by the Plan after December 31, 1979 and allocated to the Account of such Member are to be voted, to the extent required by Section 401(a)(22) of the Code; provided that if such Employer Stock is not a "registration-type class of security" then for Plan Years beginning after December 31, 1986 in which more than ten percent (10%) of total assets are securities of the Employer, such right shall be limited to corporate matters which involve the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary may prescribe in regulations. A "registration-type class of securities" means (A) a class of securities required to be registered under section 12 of the Securities Exchange Act of 1934, and
(B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such section 12.

         The Members shall receive all notices and information statements with respect to those matters to which their voting rights apply from the Signatory Company (or other person required to issue such notice or information under law) directly (or indirectly through the Trustee if the Trustee so requests) in the

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
same manner as other shareholders as required by the Signatory Company's articles of incorporation and bylaws and other applicable law. This notice and information shall be in writing and shall include the number of shares as to which each Member may direct the Trustee. The Trustee shall vote Employer Stock allocated to the Account of each Member in accordance with the written instructions received from such Member on the form prescribed by the Administrative Committee for this purpose. The Administrative Committee shall have the right to direct the Trustee as to the voting of Employer Stock in all cases where the Members' pass-through voting rights pursuant to this Section
13.14 do not apply. In the absence of any such instruction or direction, the Trustee shall not vote such Employer Stock. Such voting rights shall apply only to the extent required by Section 401(a)(22) of the Code.

                                  ARTICLE XIV.

                          Investment Powers of Trustee

         14.1 Standards; Prudent Man Rule. The Trustee shall, in discharging its duties, act solely in the interest of the Members and Beneficiaries of the Plan. It must act exclusively for the purpose of providing benefits to Members and Beneficiaries and for defraying the reasonable expenses of the Plan. The Trustee shall carry out its duties with the same care, skill, prudence and diligence that a prudent man acting in a like capacity would use under conditions prevailing at that time.

         14.2     The Investment Committee or Investment Manager.

                  (a) Membership. The Corporation's Board of Directors may appoint an Investment Committee or Investment Manager to establish an investment policy and to recommend to the Trustee the investment of the Trust

         Fund. The Investment Manager or the members of the Investment Committee shall serve at the will of the Directors, and the number of members of such Investment Committee may be changed at any time by the Directors. Vacancies due to resignation, death, removal or other causes shall be filled by the Directors.

                  (b) Organization and Procedure. The Investment Committee may choose appropriate officers or appoint a Secretary who need not be a member of such Investment Committee, and shall keep records of its proceedings and determinations. The Investment Committee shall act by majority vote of its members either at a meeting or in writing. By such action it may authorize one or more of its officers or members to execute documents on its behalf, and the Trustee, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Investment Committee.

                  (c) Compensation and Expenses. Members of the Investment Committee shall not receive compensation for the performance of their duties, but all reasonable and necessary costs and expenses incurred by such Investment Committee in the administration of the Plan and Trust shall, if not paid directly by the Signatory Company, be paid by the Trustee from the Trust Fund. Payment of expenses of a duly-appointed Investment Manager shall be made from the Trust pursuant to the fee schedule agreed upon by the Investment Manager and Corporation.

                  (d) Bonds. Unless otherwise specifically exempted by federal statute or regulations promulgated thereunder, or if the Investment Committee is a banking institution or similar institution already bonded under federal regulations, the Investment Manager or each and every member of the Investment Committee shall be required to give bond for the faithful performance of his or her duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Corporation's Board of Directors but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled by the Investment Manager or the Investment Committee shall be determined by the funds handled by the Investment Manager or the Investment Committee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Investment Manager or the Investment Committee. The bond shall provide protection to the

         Plan against loss by reason of acts of fraud or dishonesty on the part of the Investment Manager or the Investment Committee, directly or through connivance with others. However, this subsection (d) shall not apply as to any Investment Manager or member of the Investment Committee who is also a member of the Administrative Committee or a Trustee and has given bond as required by Article XII, Section 12.11 or
         Article XIII, Section 13.12 hereof.

                  (e) Named Fiduciary Status. By appointment of an Investment Manager under this Section 14.2, the Corporation intends that such Investment Manager be an "investment manager" as defined under Section 3(38) of the Act, and to transfer fiduciary responsibility and liability under the Act and/or the Code for the investment of Trust assets from the Trustee to the Investment Manager so as to remove responsibility for co-fiduciary breaches of duty as set forth in Section 405(c)(3) of the Act.

         14.3 Powers of the Trustee. The Trustee shall have full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of the Investment Committee or a properly appointed Investment Manager. The Trustee shall coordinate its investment policy with the Plan's financial needs as communicated to it by the Investment Committee. The Trustee shall have the following authority, rights, privileges and powers in addition to the authority, rights, privileges and powers elsewhere vested in the Trustee and those now or hereafter conferred by law, subject to the limitations stated in this Plan:

                  (a) To hold, manage, control, collect, use (including the power to hold any property unproductive of income) and dispose of the Trust Fund in accordance with the terms of this instrument as if it were the fee simple owner of such Trust Fund; and

                  (b) To keep any or all securities or other property in bearer or Federal Reserve Book Entry form or in the name of some other person, partnership including the name of any nominee used by any system for the centralized handling of securities or corporation with a power of attorney for transfer attached, or in its name without disclosing its fiduciary capacity; and

                  (c) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.2 or otherwise, except to the extent such power is placed with an Investment Manager or the Investment Committee; and

                  (d) To join in and become a party to, to dissent from or oppose, any reorganization, consolidation, sale or merger or other capital readjustment of any corporation, the stocks or securities of which may at any time be held in the Trust or any plan or agreement for the protection of the interest of the holders of any such stock or securities; to participate in any such protective plan, agreement, reorganization, consolidation, sale, merger, or readjustment to the same extent and as fully as though it were the absolute and individual owner of such stock or securities; to deposit with any committee or depository, pursuant to any plan or agreement of protection, reorganization, consolidation, sale, merger, or readjustment, any property held in the Trust; to make payment from the Trust of any charges or assessments imposed by the terms of any plan or agreement of protection, reorganization, consolidation, sale, merger or readjustment; and to receive and continue to hold in the Trust any property allotted to the Trust by reason of its participation therein; and

                  (e) To invest, reinvest and hold up to one hundred percent (100%) of the Trust assets in Qualifying Employer Securities. Such securities may be purchased on the open market or in private transactions, including, without limitation, the purchase of such securities from current shareholders or the purchase, from time to time, of authorized but unissued common stock or treasury shares directly from the employer or by exercise of subscription, conversion or other rights, in such amounts, at such prices and at such times, as, in its sole and absolute discretion, it deems necessary or desirable to most effectively accomplish the purpose of the Trust; provided, however, that the purchase price of any Qualifying Employer Security shall not exceed the fair market value of such security at the time of its purchase. The determination of the fair market value shall be made in good faith by the Administrative Committee in accordance with this
         Section 14.3(e) and in accordance with any regulations which may be promulgated by the Secretary of Labor pursuant to Section 3(18) of the Act. In addition, the Trustee may acquire and hold as an asset of the Trust any shares of stock of any corporation which may be acquired: (i) in exchange for all or part of the stock held in the Trust pursuant to the merger, reorganization or recapitalization of the corporation; (ii) as a dividend on stock held in the Trust; or (iii) by the exercise of subscription, conversion, or other rights offered to the Trustee as a holder of any stock held in the Trust; and

                  (f) To invest in Qualifying Employer Real Property; provided that immediately following the acquisition of such Qualifying Employer Real Property, not more than one hundred percent (100%) of the aggregate fair market value of the Trust Fund is invested in Qualifying Employer Real Property; and

                  (g) To invest, to the extent funds are thereafter available, in savings accounts, certificates of deposit, high-grade short-term securities, stocks, bonds, or other investments deemed by the Trustee to be desirable for the Trust, or such funds may be held in cash or cash equivalents; and

                  (h) To sell any assets of the Trust estate which are not permitted to be distributed in kind to Beneficiaries under the United States Internal Revenue laws and regulations dealing with qualified employee stock ownership trusts, and to use the proceeds of the sale to acquire assets which are permitted to be so distributed; and

                  (i) Except as provided in Article XIII, Section 13.14 with regard to Employer Stock, to vote, either in person or by proxy, with or without power of substitution, any stocks, bonds or other securities held by it; to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities; to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payments thereof; and

                  (j) To collect the principal and income of the Trust as the same may become due and payable and to give binding receipt therefor; and

                  (k) To institute, join in, maintain, defend, compromise, submit to arbitration or settle any litigation, claim, obligation or controversy in favor of or against the Trust Fund, all in the name of the Trustee and without the joinder of any Member; and

                  (l) To invest all or any part of the Trust Fund in any single, collective, or common trust fund permitted for employee benefit plans qualified under Section 401(a) of the Code, maintained by the Trustee or its affiliates and investment in any single, collective or common trust fund which may hold securities issued by the Signatory

         Company or its affiliates. Specifically, the Trustee may invest and reinvest the assets transferred to it in an interest in any group trust fund that has been or shall be created and maintained by it as trustee for the collective investment of funds of trusts for employee benefit plans qualified under Section 401(a) of the Code, and to the extent required by Revenue Ruling 81100 and further to the extent consistent with this Trust Agreement, the instrument creating such trust fund, together with any amendments thereto, is hereby incorporated and made a part of this Trust Agreement; and

                  (m) To partition any property or interest held as part of the Trust Fund and to pay or receive such money or property necessary or advisable to equalize differences; to make any distribution from the Trust Fund in cash or in kind, or both (including an undivided interest in any property) or in any other manner (including composing shares differently) and to value any property belonging to the Trust Fund, which valuation at all times shall be binding upon the Signatory Company and all Members; and

                  (n) To loan or borrow money in any manner (including joint and several obligations) with or without security, upon such terms as the Trustee may deem advisable regardless of the duration of the Trust created by this instrument and to mortgage (including the making of purchase money mortgages), pledge or in any other manner encumber all or any part of the Trust Fund as the Trustee may deem advisable. However, this Section 14.3(n) shall not apply to purchases of Qualifying Employer Securities or Employer Stock; and

                  (o) To select, employ and compensate such lawyers, brokers, banks, investment counsel or other agents or employees and to delegate to them such of the duties, rights and powers of the Trustee (including the power to vote shares of stock) as the Trustee deems advisable in administering the Trust Fund; and

                  (p) To appoint any person or corporation in any state of the United States to act as ancillary Trustee with respect to any portion of the Trust Fund. Any ancillary Trustee shall have such rights, powers, duties and discretions as are delegated to it by the Trustee but shall exercise the same, subject to such limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment. Any ancillary Trustee shall be accountable solely to the Trustee and shall be entitled to reasonable compensation; and

                  (q) To exercise all the rights, powers, options and privileges now or hereafter granted to trustees under the Texas Trust Code, except such as conflict with the terms of this instrument. So far as possible, no subsequent legislation or regulation shall limit the rights, powers or privileges granted in this Plan or in the Texas Trust Code, as it now exists. The Trustee shall have, hold, manage, control, use, invest and reinvest, disburse and dispose of the Trust Fund as if the Trustee were the owner thereof in fee simple instead of in trust, subject only to such limitations as are contained herein or such of the laws of the State of Texas as cannot be waived. The instrument shall always be construed in favor of the validity of any act or omission of the Trustee; and

                  (r) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon; and

                  (s) To invest Trust funds in time deposits or savings accounts, bearing a reasonable rate of interest, with itself as a bank or its bank holding affiliate; and

                  (t) To deposit monies in federally insured savings accounts or certificates of deposit maintained by commercial banks or savings and loan associations; and

                  (u) To make a loan or loans to Members under such terms and conditions as provided in Article XV hereof;
         and

                  (v)      To engage in any transaction with:

                           (i) a common or collective trust fund or pooled investment fund which is authorized and permitted to receive investments from the Trust and which is maintained by any "party-in-interest", within the meaning of Section 3(14) of ERISA, which is a bank or trust company supervised by a State or Federal agency including, where otherwise permissible under the applicable laws and regulations, any such fund as maintained by the Trustee, its affiliates, any Investment Manger appointed hereunder or another fiduciary hereunder (provided such other fiduciary qualified as an Investment Manger under Section 3(38) of ERISA, the provisions of which as they may now or hereafter exist are hereby incorporated by reference, or

                           (ii) a pooled investment fund of any insurance company qualified to do business in a State, provided such fund is authorized and permitted to receive investments from the Trust, if (A) the transaction is a sale or purchase of an interest in such fund, and (B) the bank, trust company or insurance company receives not more than reasonable compensation. This provision constitutes the express permission required by Section 401(b)(8) of ERISA.

                  (w) From time to time, to transfer to a common or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable and such part of all of the Trust Fund so transferred shall be subject to all terms and provisions of the common or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other employees' profit sharing and pension plans established by other public institutions and organizations. The Trustee, may from time to time, withdraw such common or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable; and

                  (x) To invest and reinvest the Trust assets, or any part thereof, in any property of any kind or nature whatsoever (or in any rights or interests therein or in any evidence or indicia thereof), whether real, personal or mixed or whether tangible or intangible, including, but not limited to, the following or anything of similar kind, character or class: common or preferred stock, including evidences of ownership in so-called Massachusetts Trusts; fees; beneficiary interests; lease holds; bonds; mortgages; leases; notes or obligations; oil and gas payments; oil and gas contracts and other securities; instruments; commodities or property within or outside the State of Texas; and hold cash uninvested at any time and in any amount. The Trustee may make or hold investments of any part of the Trust Fund in common or undivided interest with other persons or entities.

         14.4 Prohibited Transactions.  Except as elsewhere permitted in the
Act:

                  (a) The Trustee, Investment Manager or Investment Committee shall not cause the Plan to engage in a transaction if he knows, or should know, that such transaction constitutes a direct or indirect:

                           (1) Sale, exchange or leasing of any property between the Plan and a party in interest, except the sale of Qualifying

                  Employer Securities as provided in Section 14.3(e);

                           (2) Lending of money or other extension of credit between the Plan and a party in interest, except as provided in Section 14.3(u);

                           (3) Furnishing of goods, services or facilities between the Plan and a party in interest;

                           (4) Transfer to, or use by or for the benefit of, a party in interest of any assets of the Plan; or

                           (5) Acquisition on behalf of the Plan of any Employer Security or Employer Real Property in violation of
                  Section 407(a) of said Act.

                  (b) The Trustee, Investment Manger or Investment Committee who has authority or discretion to control or manage the assets of a Plan shall not permit the Plan to hold any Employer Security or Employer Real Property if he knows, or should know, that holding such security or real property violates Section 407(a) of said Act.

                  (c) The Trustee, Investment Manager or Investment Committee shall not:

                           (1) Deal with the assets of the Plan in his own interest or for his own account;

                           (2) In his individual capacity or any other capacity act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of its Members or Beneficiaries; or

                           (3) Receive any consideration for his own personal account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan.

                  (d) A transfer of real or personal property by a party in interest to the Plan shall be treated as a sale or exchange if the property is subject to a mortgage or similar lien which the Plan assumes, or if it is subject to a mortgage or similar lien which a party in interest placed on the property within the ten-year period ending on the date of the transfer.

                  (e)      Except as otherwise permitted in the Act:

                           (1)      The Plan shall not acquire or hold:

                                    (A)     Any Employer Security which is not a
                           Qualifying Employer Security, or

                                    (B)     Any Employer Real Property which is
                           not Qualifying Employer Real Property.

                           (2) The Plan shall not acquire any Qualifying Employer Security or Qualifying Employer Real Property if immediately after such acquisition the aggregate fair market value of Employer Securities and Employer Real Property held by the Plan exceeds one hundred percent (100%) of the fair market value of the assets of the Trust Fund.

                  (f) For purposes of determining the time at which a Plan acquires Employer Real Property for purposes of this Section, such property shall be deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which the lease to the Signatory Company (or Affiliated Company) is entered into, whichever is later.

                  (g) The Trustee, Investment Manager or Investment Committee shall not acquire any collectibles to the extent prescribed by law. For purposes of this subsection, "collectibles" means any work of art, any rug or antique, any metal or gem, any stamp or coin, any alcoholic beverage, or any other tangible personal property specified by the Secretary of Labor or Secretary of the Treasury.

                                   ARTICLE XV.

                                Loans to Members

        15.1 No Plan Loans. Loans to Members are not available under the Plan.

                                  ARTICLE XVI.

                            Amendment and Termination

        16.1 Amendment General. The Corporation shall have the sole right to amend this Plan. In the event of any such amendment, each other Signatory Company shall be deemed to have consented to the amendment unless it notifies the Corporation, in writing, that it refuses to ratify the amendment. In the event that a Signatory Company refuses to ratify any such amendment, such refusal to ratify shall constitute a withdrawal from this Plan by such Signatory Company. Upon the delivery by the Corporation to the Trustee of a certified copy of the resolution authorizing an amendment to this Plan, this Plan shall be deemed to have been so amended and all Members and other persons claiming any interest hereunder shall be bound thereby; provided, that no amendment:

                  (a) Shall have the effect of vesting in any Signatory Company any interest in any property held subject to the terms of the Trust; or

                  (b) Shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the present or future Members and Beneficiaries;

                  (c) Shall increase the duties or liabilities of the Trustee without its written consent; or

                  (d)      Shall reduce benefits of a Member.

         For purposes of this Section, a plan amendment which has the effect of
(1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Member who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Member's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

         16.2 Amendments Necessary to Comply with Intentions of Signatory Companies. It is the intention of each Signatory Company that its Employer Contributions to this Plan be deductible under the applicable provisions of the Code, that such Employer Contributions not be subject to withholding under the Code or the Federal Insurance Contributions Act, and that such Employer Contributions not be subject to the Fair Labor Standards Act of 1938, as amended, as part of the "regular rate". The Corporation shall make such amendments to this Plan as may be necessary to carry out these intentions. All amendments to this Plan which may be required for the purpose of realizing the intentions above stated may be made retroactively.

         16.3 Termination with Respect to Signatory Company. A termination of this Plan by any Signatory Company, as provided below in this Section 16.3, without establishment of a successor plan, shall constitute a termination only with respect to such Signatory Company and such termination shall not constitute a termination of this Plan with respect to any other Signatory Company. This Plan shall terminate as to a Signatory Company upon the happening of any of the following events:

                  (a) The approval of the Administrative Committee of a written request by such Signatory Company to terminate the Plan;

                  (b) Adjudication of the Signatory Company as a "debtor" under the Bankruptcy Act of 1978 or general assignment by the Signatory Company to or for the benefit of creditors or dissolution of the Signatory Company; and/or

                  (c) Twenty-one (21) years following the death of the last surviving original Member living at the time this Plan was adopted by the Signatory Company; provided, however, that this Section 16.3(c) shall be effective only in the event that the Rule Against Perpetuities is applicable to the Trust established under this Plan.

Upon termination of this Plan by any Signatory Company without establishment of a successor plan, the Administrative Committee and the Trust will continue until the Plan benefit of each Member has been distributed in accordance with the provisions of this Plan, which shall remain in effect notwithstanding the termination of the Plan. Plan benefits shall be computed and, if necessary, the Trust Fund shall be partially or totally converted to a liquid posture to permit an efficient and equitable distribution. The Signatory Company may give written notice to the District Director of the Internal Revenue Service of the fact that the Signatory Company has terminated or partially terminated the Plan.

         Upon termination of the Plan, a Member who is partially vested in his Account as of such Plan termination shall immediately be fully vested in accordance with the provisions of Article VII, Section 7.8 of the Plan. Distributions made on account of Plan termination shall be in accordance with the provisions of Article IX of the Plan and in compliance with any applicable requirements of the Code or other statutory or regulatory agency.

         16.4 Continuation of Plan and Trust by Successor. This Trust shall not be considered terminated upon the dissolution or liquidation of a Signatory Company in the event that a successor to the Signatory Company, by operation of law or by the acquisition of its business interests, shall elect to continue this Plan and Trust as provided in Article XVII hereof.

                                  ARTICLE XVII.

                        Continuance of Plan by Successor

         17.1 Adoption of Plan by Successor. In the event of the consolidation or merger of any Signatory Company or the sale by any Signatory Company of its assets, the resulting successor person or persons, firm, partnership or corporation may continue the Plan by direction from such person, persons, firm or partnership (if not a corporation); or (if a corporation) by adopting the same by resolution of its Board of Directors and by executing a proper supplemental Trust Agreement with the Trustee. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such successor neither adopts this Plan as provided herein nor adopts a successor plan for the benefit of the employees of the Signatory Company, then the Plan automatically shall be terminated and the Trust Fund shall be distributed exclusively to the Members or their Beneficiaries in the manner provided in Article XVI, Section 16.3.

                                 ARTICLE XVIII.

                    Merger of Plan or Transfer of Plan Assets

        18.1 Transfer, Consolidation or Merger with Another Plan. In the event of (1) a merger or consolidation of the Plan with any other plan or (2) a transfer of assets and liabilities of the Plan to any other plan, then, if the Plan was then terminated, (a) each Member of the Plan will be entitled to receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer had the Plan then terminated and (b) the provisions comparable to the sections set forth in Article XVI, Section 16.1 of this Plan shall continue to remain in effect as to the assets from this Plan.

         This Section 18.1 is intended to comply with the requirements of
Section 401(a)(12) of the Code and does not entitle any Member to a distribution prior to the time set forth in Article VII.

                                  ARTICLE XIX.

                     Adoption of Plan by a Signatory Company

         19.1 Method of Adoption. Any Affiliated Company (or other business organization) except those with a manual or other payroll system which is incompatible with the Corporation's or otherwise (in the determination of the Administrative Committee) incapable of making the computations and accountings necessary to administer the Plan may, with the approval of the Corporation, adopt this Plan for all or any classification of its Employees, as permitted by
Section 401(a) of the Code, in the manner set forth under procedures established by the Administrative Committee and approved by the Trustee and the Employer. This Plan may be so adopted on or before the end of any Plan Year and any adoption instrument executed by any such Signatory Company shall become, as to it and its Employees, a part of this Plan.

         19.2 Withdrawal from the Plan. Subject to the consent of the Corporation, any Signatory Company may at any time withdraw from or discontinue its participation in this Plan either by failure to ratify an amendment as provided in Article XVI, Section 16.1 or by giving written notice of such withdrawal to the Trustee, and may cause to be segregated from the Trust Fund that part of the assets held in the Trust Fund for the Accounts of the Members employed by such Signatory Company at the date of such discontinuance. A withdrawal, whether or not voluntary, from this Plan by a Signatory Company shall not of itself constitute a termination of the Plan with respect to such Signatory Company. A Signatory Company which withdraws, voluntarily or involuntarily, from this Plan shall, as soon as may be practicable, adopt a comparable employee benefit plan and trust which shall qualify under Section 401(a) of the Code. The withdrawing Signatory Company shall then file with the Trustee a written instrument evidencing its discontinuance in this Plan and shall likewise file with the Trustee a certification by the Administrative Committee authorizing the segregation from the Trust Fund of the assets attributable to the Members employed by such Signatory Company. In the event of segregation as hereinabove provided, the Trustee shall deliver to the successor Trustee such part of the Trust Fund as may be determined by the Administrative Committee to constitute the appropriate share of the Trust Fund then held with respect to the Members employed by such Signatory Company. Such former Signatory Company will thereafter exercise with respect to such Plan and Trust all of the rights and powers which may be reserved to such Signatory Company under the terms of the written instruments providing for such segregation as aforesaid. Such segregating Signatory Company shall likewise file with the successor Trustee such other written instruments as may be necessary in order to make effective the continuance as a separate trust (as though such Signatory Company were the sole creator thereof) of the assets so segregated in accordance with the provisions of this Plan or in accordance with such other plan as may be mutually agreed upon between such Signatory Company and a successor Trustee.

                                   ARTICLE XX.

                       Recovery of Employer Contributions

         20.1 Initial Approval By Internal Revenue Service. Notwithstanding any other provision of this Plan and Trust document, it is specifically understood that this Plan and Trust document is adopted and executed by the Signatory Company upon the condition precedent that the Plan and Trust shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and the regulations and rulings issued thereunder with respect to employee stock ownership plans and trusts so that the Signatory Company will be permitted to deduct for federal income tax purposes the amount of its Employer Contributions to the Trust under the Plan, that such Employer Contributions will not be taxable to the Members as income when made and that the Trust will be exempt from federal income tax. In the event the Internal Revenue Service shall rule that the Plan and Trust are not so approved and qualified, all Employer Contributions made to the Trust under the Plan by a Signatory Company prior to the initial determination by the Internal Revenue Service as to the qualification of the Plan and Trust shall revert and be repaid by the Trustee to the Signatory Company. No Member, Employee or other person shall have any right to the Employer Contributions. If the Corporation shall determine, however, in consultation with the Commissioner's representatives, that such failure of qualification may be cured by steps that the Corporation deems will be in the interest of it and its Employees, the Corporation may elect to amend the Plan and/or Trust in order to achieve such qualification rather than cause the reversion of Employer Contributions as herein provided.

         20.2 Employer Contributions Conditioned Upon Deductibility. In the event that the Corporation, its attorneys, accountants, or other professionals, or the Internal Revenue Service determines that all or part of the Employer Contributions made by a Signatory Company for any Plan Year (after initial approval from the Internal Revenue Service is obtained) are not deductible under the Code and regulations then applicable, then, to the extent such Employer Contribution is determined to be nondeductible it shall revert and be repaid by the Trustee to the Signatory Company by which paid. No Member, Employee or other person shall have any right to such nondeductible Employer Contribution.

         20.3 Limitations. In the event of the return of any Employer Contributions to the contributing Employer for any reason permitted under law as authorized by this Plan, the amount to be so returned shall not include any income or other earnings while held in the Trust, and such amount to be so returned shall not be reduced by any losses attributable to such amount while held in the Trust.

                                  ARTICLE XXI.

                                  Miscellaneous

         21.1 Plan is a Voluntary Undertaking by the Signatory Company. The adoption and maintenance of this Plan and Trust are strictly voluntary undertakings on the part of the Signatory Company and shall not be deemed to be a contract between the Signatory Company and any Employee. Nothing contained herein shall be deemed to give any Employee the right to be retained in the employment of the Signatory Company, to interfere with the rights of the Signatory Company to discharge any Employee at any time or to interfere with an Employee's right to terminate his employment at any time.

         21.2 Benefit Provided Solely by the Trust Fund. All benefits payable under this Plan shall be paid or provided for solely from the Trust and the Signatory Company assumes no liability or responsibility therefor.

         21.3 Nonalienation. No benefit payable or to become payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same by a Member or Beneficiary prior to distribution as herein provided shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust estate; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage or pledge by a Member or Beneficiary hereunder of any part of the Trust estate or any interest therein, and shall never be required to pay any money or thing of value thereon or therefor, to any creditor of a Member or Beneficiary or upon any debt created by a Member or Beneficiary for any cause whatsoever. Pursuant to the Texas Trust Statute (as cited in Article XIV, Section 14.3(q)), it is hereby declared that the interest of any Member or Beneficiary of the Plan and the Trust shall be held subject to a "spendthrift trust" and, as such, shall be deemed to be and shall be treated as a spendthrift trust under Texas law. The Trustee shall not make any transfer which would result in the disqualification of the Plan for income tax purposes under Section 401(a)(13) of the Code. Any such transfer or attempt of such transfer shall be void.

         For purposes of this Section 21.3, a loan made to a Member or Beneficiary pursuant to Article XV hereof shall not be treated as an assignment or alienation if such loan is secured by the Member's vested interest in the amount standing as a credit to his Account and is exempt from the tax imposed by
Section 4975 (relating to tax on prohibited transactions) of the Code, as amended by the Act. This provision shall not apply to a "qualified domestic relations order" defined in Section 414(p) of the Code, and those other domestic relations orders permitted to be so treated by the Administrative Committee under the provisions of the Retirement Equity Act of 1984. The Administrative Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Member shall be treated as the spouse or surviving spouse for all purposes under the Plan.

         21.4 Applicable Law. The provisions of this Plan shall be construed, administered and enforced according to the Code, as amended, the Act, and, to the extent applicable, the laws of the State of Texas. All contributions to and distributions from the Trust shall be deemed to take place in the State of Texas. The Trustee or Signatory Company may at any time initiate any legal action or proceeding for the settlement of the accounts of the Trustee, for the determination of any questions (including questions of construction which may arise) or for instruction, and the only necessary parties to such action or proceeding shall be the Trustee and the Signatory Company, except that any other person or persons may be included as parties defendant at the elections of the Trustee and the Signatory Company.

         21.5 Construction. Unless the context clearly indicates to the contrary, the masculine gender shall include the feminine and neuter, and the singular shall include the plural. The words "hereof", "herein", hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section.

        21.6 Reference to Code or Act Sections. Reference to the provisions of any particular Section of the Code or Act shall be deemed reference to any Section of the Code or Act which may hereafter contain the same or similar provisions.

         21.7 Binding Agreement. This Plan shall be binding upon the adopting Signatory Companies, the Trustee and their respective successors and assigns, and upon the Members, their Beneficiaries and their respective heirs and legal representatives.

         21.8 No Joint Venture Implied. The adoption of this Plan by any Signatory Company shall not create a joint venture or partnership relationship between it and any other party hereto, nor shall such action ever be construed as having that effect. Any rights, duties, liabilities or obligations assumed hereunder by each participating Signatory Company, or imposed upon it as a result of the terms and provisions of this Plan, shall relate to and affect such Signatory Company alone.

         21.9 Copies of Plan Available. Copies of this Plan and any and all amendments thereto shall be made available for inspection at all reasonable times at the principal office of the Signatory Company to all Employees, and any Employee may obtain a copy of them upon request and the payment of a reasonable reproduction fee.

         21.10 Titles and Headings. The titles to and headings of paragraphs in this Plan are for convenience and reference only and, in the event of any conflict, the text of this Plan and Trust, rather than such titles or headings, shall control.

         21.11 Counterparts. This Plan and all amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart.

         21.12 Severability. If any provision of this Plan and Trust shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, but each provision shall be fully severable and the Plan and Trust shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         21.13 Agent for Service of Legal Process. The President of the Corporation is hereby designated as agent of the Plan for the service of legal process. Such designated agent may be changed from time to time by action of the Board of Directors of the Corporation in writing, and such changes shall become effective upon notification of the U.S. Secretary of Labor.

         21.14 Withholding; Reports. Notwithstanding any provision of the Plan to the contrary, the Administrative Committee shall withhold Federal income tax from all distributions from the Trust Fund to any Distributee in accordance with Section 3405 of the Code unless such Distributee elects to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover as provided for in
Article IX, Section 9.11.

         21.15 Single Plan. The Plan shall be administered, accounted for and otherwise treated as a single plan with respect to all the Signatory Companies that adopt this Plan.

   21.16 Acceptance. The Trustee hereby accepts this Trust, and agrees to hold the Trust assets existing on the date of this document and all additions and accretions thereto, subject to all the terms and conditions of this document.

         IN WITNESS WHEREOF, the Corporation and the Trustee have caused this Sixth Amendment and Restatement to be executed on this 15th day of April, 1996, to be effective as of the 1st day of June, 1989.

                                        TEAM, INC.

                                        By:       /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                                William A. Ryan, President

                                        TRUSTEE:

                                        Texas Commerce Bank,
                                           National Association


                                        ---------------------------------------
                                        Vice President and Trust Officer


THE STATE OF TEXAS

COUNTY  OF  HARRIS

         BEFORE ME, the undersigned authority, on this day personally appeared William A. Ryan, known to me to be the person whose name is subscribed to the foregoing instrument as President of Team, Inc., and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated, as the act and deed of said Corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 15th day of April,
1996.
                                       /s/ RENEE PIERCE
                                       ------------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE OF TEXAS

THE STATE OF TEXAS

COUNTY  OF HARRIS

         BEFORE ME, the undersigned authority, on this day personally appeared ____________________, known to me to be the person whose name is subscribed to the foregoing instrument as Vice President and Trust Officer of Texas Commerce Bank, National Association, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of _______________, 1996.

                                       ------------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE OF TEXAS